UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2012

Date of reporting period:	March 1, 2011 — August 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PFLRX

Putnam Floating Rate Income Fund

Semiannual report
8|31|11

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Floating Rate
Income Fund

Semiannual report
8 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	20

Financial statements	21

Message from the Trustees

Dear Fellow Shareholder:

Markets around the world are grappling with heightened volatility. In the United States, persistently high unemployment and other weak economic data have fueled investors’ risk aversion, while in Europe the sovereign debt crisis shows little sign of abating. Certain bright spots do exist, but it is clear that volatility and uncertainty will remain with us for the near term.

We believe it is important to consult your financial advisor in times like these to consider whether your portfolio reflects an appropriate degree of diversification. In responding to this need, Putnam offers funds with strategies that seek to limit volatility and also employs an active, research-based investment approach that is designed to offer shareholders a potential advantage in this climate by looking for new growth opportunities and seeking to guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A disciplined approach to seeking high current income and capital growth

Putnam Floating Rate Income Fund invests mainly in floating-rate bank loans, which are loans issued by banks to corporations. Interest rates on these loans adjust to reflect changes in short-term rates — when rates rise, floating-rate loans pay a higher yield. Also, they are generally senior — or paid first in the event of bankruptcy — in a company’s capital structure and secured by the company’s assets, such as buildings and equipment.

With these features, floating-rate loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds. When interest rates increase, floating-rate loans pay more income, which makes them more attractive to investors. For that reason, the prices of loans, unlike bonds, can be stable or can increase when rates rise. Economic growth also supports the revenues of companies that finance themselves with loans.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. The advantage for investors is the “senior-secured” status of the loans, which gives them a higher claim on the company’s assets.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. To the extent the fund holds floating-rate loans, interest-rate risk may be reduced but will not be eliminated. While floating-rate loans are normally secured by specific collateral or assets of the issuer (so that holders of the loan, such as the fund, will have a priority claim on those assets in the event of default or bankruptcy of the issuer), the value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws.

Background on bank loans

Bank loans may be a less familiar asset class to many investors, but over many years, the market has grown to be a significant component of the fixed-income credit markets. By the year 2000, the floating-rate loan market had grown larger than the market for corporate high-yield bonds. Since the credit and financial crisis of 2008, these markets have changed again, as many corporations have moved to refinance their bank loans by issuing high-yield debt, in order to gain greater financial flexibility.

While there is no formal clearinghouse for bank loans, like a stock exchange, third-party services provide pricing information to facilitate trading. Growth also allows a greater number and variety of companies to obtain financing through bank loans, increasing the diversification opportunities for funds that invest in bank loans.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s primary benchmark, the Barclays Capital U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4

Interview with your fund’s portfolio manager

Paul D. Scanlon, CFA

How would you characterize the environment in the floating-rate debt market during the first half of the fund’s fiscal year?

Although the fund outperformed its benchmarks over the six months ended August 31, 2011, it was a challenging period for the floating-rate asset class. The period began with a somewhat choppy market in March, due to the disasters in Japan, unrest in North Africa and the Middle East, and resurgent fears about sovereign debt problems in several peripheral European economies. Then, after a turbulent June and July, floating-rate bank loans sold off dramatically in August, as did a number of riskier asset classes amid renewed investor concerns over the possibility of a double-dip recession, exacerbated by fears of a Greek default. At Putnam, while we believe the likelihood of a recession has increased in recent months, at the moment we still anticipate that the most likely outcome for the economy over the coming months is continued moderate growth.

In terms of market technicals, new bank loan issuance was quite high at the beginning of the period before slowing down considerably in the summer. Nonetheless, year to date, nearly $200 billion of new issuance has come to market, surpassing the $155 billion issued in all of 2010. Credit fundamentals remained positive during the period as a whole, with the number of ratings upgrades outpacing the number of downgrades by a significant margin. The overall default rate continued its downward trend, finishing the period at less than 0.5%, its lowest level since December 2007.

What factors drove the fund’s outperformance of the benchmarks?

We generally manage the fund with a focus on larger, higher-quality loans, which are generally more liquid than other segments

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

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of the market. This approach helped relative performance, particularly in July and August as riskier assets sold off. During that time, investors were faced with the heightened uncertainty surrounding the political wrangling over the U.S. debt ceiling, S&P’s credit rating downgrade of Treasury debt, increased odds of a recession at home, and ongoing turmoil in the European sovereign debt negotiations. Against this backdrop, more conservatively positioned funds with biases to larger, higher-quality loans — such as the fund has — helped cushion declines somewhat.

What industry groups and holdings helped performance versus the index?

Active management in general was key to the fund’s performance. Tactical positioning in companies such as Capital Automotive and R.H. Donnelley helped boost relative returns; we sold our stake in Capital Automotive before period-end.

Limiting the fund’s exposure to underperforming securities also helped relative performance. Clear Channel Communications, Tribune Company, and Univision Communications all posted declines during the period, and the fund’s underweight position in all three aided relative performance. From an industry perspective, consumer cyclicals and health care were the best-performing sectors for the fund, driven primarily by strong security selection.

Credit qualities are shown as a percentage of net assets as of 8/31/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

6

Given the Federal Reserve’s recent commitment to keeping short-term interest rates low for the next two years, how attractive do you believe floating-rate notes are as an asset class?

In my opinion, there are three fundamental reasons to own floating-rate bonds. First, they offer a positive carry, or an attractive yield advantage, relative to other bonds in this environment. Second, floating-rate bonds have low duration, or sensitivity to interest-rate changes, and therefore offer a degree of protection from rising long-term rates. Third, floating-rate bonds offer investors higher coupons when short-term rates rise. While the Federal Reserve’s recent announcement that the benchmark for short-term rates would be on hold through mid-2013 has made the third reason somewhat less compelling, the first two reasons, I believe, are still very much a part of the story behind the floating-rate asset class. The “spread,” or the yield premium floating-rate bonds currently offer over Treasuries, is notably higher than average, which historically has signaled attractive valuations. Moreover, interest rates across the board are historically low, and while the Fed may anchor short-term rates for the next two years, if the economy avoids a recession and continues to

This table shows the fund’s top 10 individual holdings by percentage of the fund’s net assets as of 8/31/11. Short-term holdings are excluded. Holdings will vary over time.

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show signs of gradual improvement, investors may benefit from having a portion of their portfolios positioned for the possibility of rising long-term rates.

What is your outlook for the floating-rate market over the coming months, and how are you positioning the fund?

As I’ve mentioned before, we analyze three characteristics to form our outlook — valuations, fundamentals, and technicals — and the outlook for fundamentals and valuation are currently positive, while we are neutral on technicals. In terms of valuation, we believe investors’ loss of risk appetites this summer has made the floating-rate bank loan asset class even more attractively valued relative to historical averages. Looking at fundamentals, while economic data have been somewhat mixed recently at the macro level, the fiscal health of corporations remains quite solid, and we expect the default rate will remain below historical averages for the near term. Technicals, meanwhile, also have generally been supportive. With interest rates at historic lows, companies have been able to refinance existing debt by issuing bonds and using the capital to take out their bank debt. In effect, this has pushed out their maturity schedules and, in most cases, eliminated loan covenants. The result has been lighter supply in the bank loan market, which has helped support prices. At the same time, overall demand was strong throughout 2011 as retail investors continued to move money into the bank loan market in every month with the exception of August.

We will continue to emphasize bank loans with higher credit quality, strong collateral

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

8

valuation, and access to liquidity, and, although we do not believe a recession is the most likely outcome for the U.S. economy, we have been positioning the portfolio for a more balanced outlook. We continue to believe the markets could experience an increase in mergers and acquisitions, which would translate into a broader set of investment opportunities as corporations secure new bank loans to make acquisitions. As always, we will seek to maintain a broadly diversified portfolio, and continue to believe that a measured approach based on intensive fundamental research is the best way to maintain steady, competitive performance in a variety of economic conditions.

Thanks for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman Boucher and Robert Salvin.

IN THE NEWS

Citing “significant downside risks to the economic outlook,” the Federal Reserve in mid-September kicked off a program to “twist” the yield curve by swapping short-maturity government securities for longer-dated securities. The move, following the completion of the Fed’s $600 billion stimulus program at the end of June, is intended to push long-term borrowing costs down further and to jump-start the moribund U.S. economy. Over the next several months, the Fed said it would purchase $400 billion of U.S. Treasury securities that mature in 6 to 30 years and then sell an equal amount of short-term Treasury securities that mature in 3 years or less. The Fed also reiterated its pledge to hold the benchmark interest rate near zero through mid-2013. Dubbed “Operation Twist,” the program is similar to an effort during the Kennedy administration in 1961 in which the Fed bought longer-dated bonds and sold shorter-dated ones.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	20.48%	19.19%	16.05%	16.05%	14.02%	14.02%	19.40%	18.38%	18.38%	22.18%
Annual average	2.67	2.51	2.13	2.13	1.87	1.87	2.54	2.41	2.41	2.87

5 years	10.46	9.40	7.78	7.78	6.28	6.28	9.86	8.95	9.13	11.90
Annual average	2.01	1.81	1.51	1.51	1.23	1.23	1.90	1.73	1.76	2.27

3 years	7.91	6.87	6.51	6.51	5.40	5.40	7.62	6.70	7.10	8.73
Annual average	2.57	2.24	2.12	2.12	1.77	1.77	2.48	2.19	2.31	2.83

1 year	2.25	1.20	2.09	1.12	1.40	0.43	2.21	1.39	1.98	2.40

6 months	–3.79	–4.75	–3.85	–4.79	–4.26	–5.20	–3.81	–4.56	–3.91	–3.76

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Effective April 5, 2010, the sales charges for class A and M shares were lowered from 3.25% and 2.00%, respectively. Investors who purchased class A or M shares prior to this date received a lower after-sales-charge return. Also effective April 5, 2010, the contingent deferred sales charge (CDSC) for class B shares was lowered. Investors who purchased class B shares prior to April 5, 2010, would pay a CDSC of 3% for shares redeemed in the first year, declining over time to 1% for shares redeemed in the fourth year, and no CDSC thereafter. Effective April 5, 2010, class B share returns after the CDSC reflect the applicable CDSC, which is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

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Comparative index returns For periods ended 8/31/11

	Barclays Capital U.S. High	S&P/LSTA Leveraged	Lipper Loan Participation
	Yield Loan Index*	Loan Index (LLI)†	Funds category average‡

Life of fund	—	35.76%	24.29%
Annual average	—	4.41	3.03

5 years	21.98%	21.58	11.47
Annual average	4.05	3.99	2.10

3 years	18.28	18.65	11.35
Annual average	5.76	5.87	3.59

1 year	2.53	2.79	2.62

6 months	–4.52	–4.11	–3.79

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s primary benchmark, the Barclays Capital U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

† Life-of-fund returns are from 7/31/04 to 8/31/11 because only data from the month-end closest to the fund’s inception date (8/4/04) are available.

‡ Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 8/31/11, there were 121, 117, 102, 66, and 44 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 8/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.229816		$0.220950	$0.196464	$0.227599		$0.218715	$0.241067

Capital gains	—		—	—	—		—	—

Total	$0.229816		$0.220950	$0.196464	$0.227599		$0.218715	$0.241067

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

2/28/11	$8.93	$9.02	$8.93	$8.93	$8.93	$9.00	$8.93	$8.94

8/31/11	8.37	8.45	8.37	8.36	8.37	8.43	8.37	8.37

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	4.84%	4.80%	4.65%	4.12%	4.80%	4.76%	4.60%	5.09%

Current 30-day SEC yield [2]	N/A	4.80	4.65	4.09	N/A	4.77	4.59	5.08

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

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Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	20.67%	19.38%	16.22%	16.22%	14.27%	14.27%	19.59%	18.57%	18.55%	22.56%
Annual average	2.66	2.51	2.12	2.12	1.88	1.88	2.53	2.41	2.41	2.88

5 years	10.06	8.98	7.51	7.51	6.14	6.14	9.42	8.57	8.83	11.58
Annual average	1.94	1.73	1.46	1.46	1.20	1.20	1.82	1.66	1.71	2.22

3 years	15.41	14.32	13.95	13.95	12.82	12.82	14.99	14.17	14.55	16.25
Annual average	4.89	4.56	4.45	4.45	4.10	4.10	4.77	4.52	4.63	5.15

1 year	1.18	0.14	0.96	0.00	0.44	–0.52	1.13	0.34	0.91	1.44

6 months	–3.64	–4.60	–3.70	–4.64	–3.88	–4.82	–3.65	–4.41	–3.74	–3.49

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 2/28/11	1.04%	1.24%	1.79%	1.09%	1.29%	0.79%

Annualized expense ratio for the six-month period
ended 8/31/11	1.01%	1.21%	1.76%	1.06%	1.26%	0.76%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2011, to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.00	$5.98	$8.68	$5.24	$6.23	$3.76

Ending value (after expenses)	$962.10	$961.50	$957.40	$961.90	$960.90	$962.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2011, use the following calculation method. To find the value of your investment on March 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.14	$6.16	$8.94	$5.40	$6.41	$3.87

Ending value (after expenses)	$1,020.11	$1,019.11	$1,016.33	$1,019.86	$1,018.85	$1,021.37

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital U.S. High Yield Loan Index is an unmanaged index of U.S.-dollar denominated syndicated term loans.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

•That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees

15

generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most

16

recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

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The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Loan Participation Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	4th

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 101, 81 and 45 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s general underperformance, and in particular its fourth quartile performance over the three-year period ended December 31, 2010, and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observations that in each of the years 2006 through 2010, the fund has delivered roughly median performance compared with competitors in its Lipper peer group, and that the comparative data provided by Lipper Inc. for the periods ending on December 31, 2010 did not take into account the fact that many underperforming funds ceased operations as a result of the financial crisis of 2007 and 2008, which caused your fund to rank relatively lower in its peer group than it would have had those funds not been terminated. In addition, they noted Putnam Management’s view that much of the fund’s more recent underperformance was a result of the fund’s strategy of purchasing larger, more liquid securities versus its peers, which caused the fund to underperform when riskier assets rallied during 2009 and 2010. The Trustees noted that changes in the fund’s management team had been implemented in May 2009. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. In particular, the Trustees recognized that Putnam Management has realigned the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’

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view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2011, Putnam employees had approximately $323,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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The fund’s portfolio 8/31/11 (Unaudited)

SENIOR LOANS (83.9%)* [c]	Principal amount	Value

Advertising and marketing services (1.5%)
Advantage Sales & Marketing, LLC bank term loan FRN 9 1/4s, 2018	$230,000	$221,375

Advantage Sales & Marketing, LLC bank term loan FRN 5 1/4s, 2017	1,990,000	1,878,892

Affinion Group, Inc. bank term loan FRN 5s, 2016	2,962,525	2,688,492

Getty Images, Inc. bank term loan FRN Ser. B, 5 1/4s, 2016	2,206,550	2,167,936

		6,956,695
Automotive (1.9%)
Chrysler Group, LLC bank term loan FRN Ser. B, 6s, 2017	4,000,000	3,600,000

Federal Mogul Corp. bank term loan FRN Ser. B, 2.139s, 2014	1,509,564	1,366,155

Federal Mogul Corp. bank term loan FRN Ser. C, 2.146s, 2015	770,185	697,018

Remy International, Inc. bank term loan FRN Ser. B, 6 1/4s, 2016	2,985,000	2,876,794

		8,539,967
Basic materials (6.7%)
American Rock Salt Co., LLC / American Rock Capital Corp. bank term
loan FRN 5 1/2s, 2017	3,414,812	3,278,220

Exopack, LLC bank term loan FRN Ser. B, 6 1/2s, 2017	3,125,000	2,968,750

Fairmount Minerals, Ltd. bank term loan FRN Ser. B, 5 1/4s, 2017	2,790,000	2,653,988

Hexion Specialty Chemicals BV bank term loan FRN Ser. C2, 4s, 2015
(Netherlands)	290,864	267,049

Hexion Specialty Chemicals, Inc. bank term loan FRN Ser. C1, 4s, 2015	683,396	627,443

INEOS Group Holdings, Ltd. bank term loan FRN Ser. C2, 8.001s, 2014
(United Kingdom)	1,383,030	1,403,775

INEOS U.S. Finance, LLC bank term loan FRN Ser. B2, 7.501s, 2013
(United Kingdom)	1,320,223	1,340,027

John Maneely Co. bank term loan FRN Ser. B, 4 3/4s, 2017	997,500	937,650

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017	3,052,350	2,842,501

Norit NV bank term loan FRN 7 1/2s, 2017 (Netherlands)	3,000,000	2,970,000

Novelis, Inc. bank term loan FRN Ser. B, 3 3/4s, 2017	1,139,275	1,086,584

Omnova Solutions, Inc. bank term loan FRN Ser. B, 5 3/4s, 2017	1,230,650	1,187,578

Styron Corp. bank term loan FRN 6s, 2017	3,482,500	3,186,488

Tronox Worldwide bank term loan FRN Ser. B, 7s, 2015	2,487,500	2,450,188

Univar, Inc. bank term loan FRN Ser. B, 5s, 2017	3,417,825	3,164,335

		30,364,576
Broadcasting (3.6%)
Clear Channel Communications, Inc. bank term loan FRN Ser. B,
3.837s, 2016	6,926,403	5,229,435

Cumulus Media, Inc. bank term loan FRN 5 3/4s, 2018	2,400,000	2,220,000

Gray Television, Inc. bank term loan FRN Ser. B, 3.71s, 2014	2,885,960	2,669,513

Radio One, Inc. bank term loan FRN Ser. B, 7 1/2s, 2016	1,496,250	1,443,881

Univision Communications, Inc. bank term loan FRN 4.437s, 2017	5,656,788	5,025,111

		16,587,940
Building materials (1.2%)
Goodman Global, Inc. bank term loan FRN 9s, 2017	968,000	963,160

Goodman Global, Inc. bank term loan FRN, 5 3/4s, 2016	1,018,903	996,826

Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017	3,576,038	3,397,236

		5,357,222
Capital goods (5.2%)
Autoparts Holdings, Ltd. bank term loan FRN 10 1/2s, 2018
(New Zealand)	1,000,000	985,000

Autoparts Holdings, Ltd. bank term loan FRN 6 1/2s, 2017
(New Zealand)	1,000,000	980,000

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SENIOR LOANS (83.9%)* [c] cont.	Principal amount	Value

Capital goods cont.
Hawker Beechcraft Notes Co. bank term loan FRN Ser. B, 2.194s, 2014	$1,694,868	$1,225,954

Hawker Beechcraft Notes Co. bank term loan FRN Ser. C, 0.146s, 2014	104,673	75,714

Husky Injection Molding Systems, Ltd. bank term loan FRN Ser. B,
6 1/2s, 2018 (Canada)	3,000,000	2,913,750

Manitowoc Co., Inc. (The) bank term loan FRN Ser. B, 4 1/4s, 2017	3,000,000	2,870,625

Pinafore, LLC bank term loan FRN Ser. B1, 4 1/4s, 2016	2,504,655	2,429,515

Reynolds Group Holdings, Inc. bank term loan FRN Ser. C,
6 1/2s, 2018 U	1,875,000	1,800,000

Reynolds Group Holdings, Inc. bank term loan FRN Ser. E, 6 1/2s, 2018	3,491,250	3,351,600

Sensus USA, Inc. bank term loan FRN 8 1/2s, 2018	1,000,000	977,500

SRAM Corp. bank term loan FRN 4.767s, 2018	2,500,000	2,375,000

SRAM Corp. bank term loan FRN, 8 1/2s, 2018	380,000	372,400

Tenneco, Inc. bank term loan FRN Ser. B, 4.746s, 2016	1,980,000	1,960,200

Terex Corp. bank term loan FRN Ser. B, 5 1/2s, 2017	1,000,000	975,833

TransDigm Group, Inc. bank term loan FRN Ser. B, 4s, 2017	327,330	313,146

		23,606,237
Commercial and consumer services (4.7%)
Brickman Group Holdings, Inc. bank term loan FRN Ser. B,
7 1/4s, 2016	1,910,400	1,886,520

Compucom Systems, Inc. bank term loan FRN 3.69s, 2014	1,317,603	1,172,666

Interactive Data Corp. bank term loan FRN 4 1/2s, 2018	4,347,863	4,097,860

MoneyGram International, Inc. bank term loan FRN Ser. B,
4 1/2s, 2017	1,743,590	1,667,308

Orbitz Worldwide, Inc. bank term loan FRN Ser. B, 3.221s, 2014	2,509,075	2,201,713

Sabre, Inc. bank term loan FRN 2.206s, 2014	4,147,067	3,552,655

ServiceMaster Co. (The) bank term loan FRN Ser. B, 2.705s, 2014	4,524,197	4,196,193

ServiceMaster Co. (The) bank term loan FRN Ser. DD, 2.69s, 2014	450,748	418,069

Travelport, LLC bank term loan FRN Ser. B, 4.746s, 2015	2,235,849	2,017,854

Travelport, LLC bank term loan FRN Ser. S, 4.746s, 2015	434,674	392,293

		21,603,131
Communication services (6.5%)
AMC Networks, Inc. bank term loan FRN Ser. B, 4s, 2018	2,000,000	1,925,000

Asurion Corp. bank term loan FRN, 9s, 2019	1,500,000	1,434,375

Asurion Corp. bank term loan FRN Ser. B, 5 1/2s, 2018	1,469,318	1,373,813

CCO Holdings, LLC / CCO Holdings Capital Corp. bank term loan FRN
4.373s, 2014	1,000,000	938,125

Charter Communications, Inc. bank term loan FRN Ser. C, 3 1/2s, 2016	2,576,808	2,486,620

Intelsat Jackson Holdings SA bank term loan FRN 3.246s, 2014
(Luxembourg)	2,125,000	1,933,750

Intelsat Jackson Holdings, Ltd. bank term loan FRN Ser. B, 5 1/4s,
2018 (Bermuda)	2,990,000	2,852,959

Level 3 Financing, Inc. bank term loan FRN Ser. B, 11 1/2s, 2014	1,200,000	1,248,750

Level 3 Financing, Inc. bank term loan FRN Ser. B2, 5 3/4s, 2018	2,670,000	2,513,138

MCC Georgia, LLC bank term loan FRN Ser. F, 4 1/2s, 2017	2,970,000	2,788,088

MetroPCS Wireless, Inc. bank term loan FRN Ser. B3, 3.957s, 2018	1,870,309	1,727,698

MetroPCS Wireless, Inc. bank term loan FRN Ser. B3, 3.952s, 2018	1,492,506	1,378,703

SBA Communications Corp. bank term loan FRN Ser. B, 3 3/4s, 2018	3,000,000	2,872,500

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SENIOR LOANS (83.9%)* [c] cont.	Principal amount	Value

Communication services cont.
Towerco, LLC bank term loan FRN 5 1/4s, 2017	$1,995,000	$1,895,250

US Telepacific Corp. bank term loan FRN 5 3/4s, 2017	2,244,955	2,169,188

		29,537,957
Consumer (0.7%)
Armored Autogroup, Inc. bank term loan FRN Ser. B, 6s, 2016	1,194,000	1,110,420

Visant Corp. bank term loan FRN 5 1/4s, 2016	1,990,000	1,810,900

		2,921,320
Consumer cyclicals (2.2%)
AMC Entertainment, Inc. bank term loan FRN Ser. B, 3.503s, 2016	1,227,950	1,181,902

Aramark Corp. bank term loan FRN Ser. B2, 3.496s, 2016	1,726,477	1,596,991

Aramark Corp. bank term loan FRN Ser. C, 0.036s, 2016	113,542	105,026

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B1, 3.274s, 2015	815,003	700,224

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B2, 3.241s, 2015	3,000,000	2,577,501

Nielsen Finance LLC/Nielsen Finance Co. bank term loan FRN Ser. B,
3.956s, 2016	1,403,810	1,323,091

Toys “R” Us, Inc. bank term loan FRN Ser. B, 6s, 2016	2,970,000	2,794,274

		10,279,009
Consumer staples (8.0%)
Amscan Holdings, Inc. bank term loan FRN 6 3/4s, 2017	3,473,750	3,282,694

Burger King Holdings, Inc. bank term loan FRN Ser. B, 4 1/2s, 2016	2,703,875	2,558,542

Claire’s Stores, Inc. bank term loan FRN 3.019s, 2014	4,421,859	3,847,017

Dave & Buster’s, Inc. bank term loan FRN Ser. B, 5 1/2s, 2016	1,399,656	1,343,670

Dean Foods Co. bank term loan FRN Ser. A1, 1.69s, 2014	789,610	750,130

Dean Foods Co. bank term loan FRN Ser. B, 3 1/4s, 2016	994,975	915,377

Dean Foods Co. bank term loan FRN Ser. B2, 3.449s, 2017	1,470,442	1,393,244

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	3,360,000	3,179,400

DineEquity, Inc. bank term loan FRN Ser. B, 4 1/4s, 2017	1,528,342	1,467,209

Diversey, Inc. bank term loan FRN Ser. B, 4s, 2015	2,558,746	2,501,174

Huish Detergents, Inc. bank term loan FRN 4.44s, 2014	1,375,000	1,127,500

Prestige Brands, Inc. bank term loan FRN 4 3/4s, 2016	1,507,180	1,475,153

Revlon Consumer Products bank term loan FRN Ser. B, 4 3/4s, 2017	3,310,000	3,180,357

Rite Aid Corp. bank term loan FRN 4 1/2s, 2018	971,916	903,882

Rite Aid Corp. bank term loan FRN Ser. B, 1.958s, 2014	1,474,589	1,347,406

Spectrum Brands, Inc. bank term loan FRN 5s, 2016	3,391,765	3,250,440

US Foodservice bank term loan FRN Ser. B, 5 3/4s, 2017	2,992,500	2,730,656

West Corp. bank term loan FRN Ser. B5, 4 1/2s, 2016	1,412,758	1,338,588

		36,592,439
Energy (1.9%)
EPCO Holdings, Inc. bank term loan FRN Ser. A, 1.206s, 2012	1,616,932	1,568,424

Frac Tech International, LLC bank term loan FRN Ser. B, 6 1/4s, 2016	2,397,463	2,297,568

Hercules Offshore, Inc. bank term loan FRN Ser. B, 7 1/2s, 2013	1,286,175	1,223,474

MEG Energy Corp. bank term loan FRN Ser. B, 4s, 2018 (Canada)	3,580,000	3,414,425

		8,503,891
Entertainment (0.7%)
Cinemark USA, Inc. bank term loan FRN Ser. B1, 3.472s, 2016	1,078,179	1,035,052

Revel Entertainment, LLC bank term loan FRN Ser. B, 9s, 2017	950,000	794,834

Six Flags Theme Parks bank term loan FRN Ser. B, 5 1/4s, 2016	1,460,974	1,424,450

		3,254,336

24

SENIOR LOANS (83.9%)* [c] cont.	Principal amount	Value

Financials (3.7%)
AGFS Funding Co. bank term loan FRN Ser. B, 5 1/2s, 2017	$3,820,000	$3,517,582

CB Richard Ellis Services, Inc. bank term loan FRN Ser. C, 3.51s, 2018	2,000,000	1,896,666

CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016	2,070,899	2,019,126

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2014	645,503	619,682

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2014	2,550,000	2,453,312

Nuveen Investments, Inc. bank term loan FRN Ser. B, 5.752s, 2017	3,004,969	2,794,621

Nuveen Investments, Inc. bank term loan FRN Ser. B, 3.249s, 2014	1,390,711	1,279,454

Ocwen Financial Corp. bank term loan FRN Ser. B, 7s, 2016	2,400,000	2,304,000

		16,884,443
Gaming and lottery (4.1%)
Ameristar Casinos, Inc. bank term loan FRN Ser. B, 4s, 2018	3,192,000	3,043,039

Boyd Gaming Corp. bank term loan FRN Ser. A, 3.687s, 2015	3,168,750	2,915,250

Caesars Entertainment Corp. bank term loan FRN Ser. B, 9 1/4s, 2017	790,000	754,450

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017	3,425,678	3,322,908

Ceasars Entertainment Operating Co., Inc. bank term loan FRN Ser. B,
9 1/2s, 2016	231,475	231,475

Chester Downs & Marina, LLC bank term loan FRN 12 3/8s, 2016	868,750	868,750

Chester Downs & Marina, LLC bank term loan FRN 12 3/8s, 2016	240,625	234,609

Golden Nugget, Inc. bank term loan FRN Ser. DD, 2.19s, 2014 ‡‡	780,523	672,551

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.19s, 2014 ‡‡	1,371,160	1,181,484

Green Valley Ranch Gaming, LLC bank term loan FRN Ser. B,
4 1/4s, 2014 (In default) †	202,694	175,669

Green Valley Ranch Resort bank term loan FRN 6.264s, 2016	1,990,698	1,871,256

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B3, 3.274s, 2015	1,407,953	1,209,666

Isle of Capri Casinos, Inc. bank term loan FRN 4 3/4s, 2017	2,268,600	2,170,295

Las Vegas Sands, LLC bank term loan FRN Ser. B, 2.72s, 2014	201	186

		18,651,588
Health care (8.9%)
Alliance Healthcare Services, Inc. bank term loan FRN 5 1/2s, 2016	1,970,000	1,792,700

Ardent Health Services bank term loan FRN 6 1/2s, 2015	620,000	595,200

Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	2,666,250	2,559,600

Biomet, Inc. bank term loan FRN Ser. B, 3.238s, 2015	1,849,025	1,719,594

Capsugel Holdings US, Inc. bank term loan FRN Ser. B, 5 1/4s, 2018	2,000,000	1,929,000

ConvaTec, Inc. bank term loan FRN Ser. B, 5 3/4s, 2016	2,985,000	2,768,588

DaVita, Inc. bank term loan FRN Ser. B, 4 1/2s, 2016	2,487,500	2,404,169

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	2,992,500	2,788,014

Endo Pharmaceuticals Holdings, Inc. bank term loan FRN Ser. B,
4s, 2018	3,000,000	2,923,500

Grifols SA bank term loan FRN Ser. B, 6s, 2016 (Spain)	2,075,000	2,033,500

HCA, Inc. bank term loan FRN Ser. B3, 3.496s, 2018	2,672,010	2,511,689

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018	2,279,288	2,108,341

Kindred Healthcare, Inc. bank term loan FRN Ser. B, 5 1/4s, 2018	3,000,000	2,790,000

Multiplan, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017	3,612,488	3,346,067

Quintiles Transnational Corp. bank term loan FRN Ser. B, 5s, 2018	4,000,000	3,705,000

United Surgical Partners International, Inc. bank term loan FRN
2.19s, 2014	1,065,393	996,142

25

SENIOR LOANS (83.9%)* [c] cont.	Principal amount	Value

Health care cont.
Universal Health Services, Inc. bank term loan FRN Ser. B, 4s, 2016	$994,576	$949,820

Vanguard Health Systems, Inc. bank term loan FRN 5s, 2016	2,962,687	2,804,678

		40,725,602
Homebuilding (0.9%)
Realogy Corp. bank term loan FRN 0.036s, 2013	464,251	409,702

Realogy Corp. bank term loan FRN Ser. A, 13 1/2s, 2017	1,000,000	1,005,000

Realogy Corp. bank term loan FRN Ser. B, 4.522s, 2016	2,089,768	1,718,834

Realogy Corp. bank term loan FRN Ser. B, 3.272s, 2013	885,909	781,815

		3,915,351
Lodging/Tourism (0.2%)
MGM Mirage bank term loan FRN Ser. E, 7s, 2014	987,957	940,041

		940,041
Media (0.9%)
Nielsen Finance LLC bank term loan FRN Ser. A, 2.206s, 2013	48,580	46,151

Nielsen Finance LLC bank term loan FRN Ser. C, 3.456s, 2016	2,293,051	2,186,998

TWCC Holding Corp. bank term loan FRN Ser. B, 4 1/4s, 2017	1,995,000	1,910,213

		4,143,362
Publishing (2.4%)
Cengage Learning Acquisitions, Inc. bank term loan FRN Ser. B,
2 1/2s, 2014	3,072,176	2,551,442

Cenveo Corp. bank term loan FRN Ser. B, 6 1/4s, 2016	1,592,000	1,538,270

Dex Media West, LLC bank term loan FRN Ser. A, 7s, 2014	849,506	620,140

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.48s, 2014	172,985	46,706

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.23s, 2014	2,011,036	542,980

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.23s, 2014	750,387	202,604

Quad/Graphics, Inc. bank term loan FRN Ser. B, 4s, 2018	1,500,000	1,417,500

R.H. Donnelley, Inc. bank term loan FRN Ser. B, 9s, 2014	147,246	82,826

Supermedia, Inc. bank term loan FRN 11s, 2015	2,480,533	1,201,508

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default) †	4,264,063	2,551,329

		10,755,305
Retail (6.3%)
Academy, Ltd. bank term loan FRN 6s, 2018	2,000,000	1,905,000

Burlington Coat Factory Warehouse Corp. bank term loan FRN Ser. B,
6 1/4s, 2017	3,421,688	3,201,416

Dollar General Corp. bank term loan FRN Ser. B1, 2.951s, 2014	2,475,717	2,412,277

General Nutrition Centers, Inc. bank term loan FRN Ser. B, 4 1/4s, 2018	1,350,000	1,282,500

Gymboree Corp. bank term loan FRN 5s, 2018	3,482,500	3,099,425

J. Crew Group, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018	3,990,000	3,558,581

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018	473,813	438,277

Michaels Stores, Inc. bank term loan FRN Ser. B, 2.522s, 2013	3,025,452	2,857,161

National Bedding Co., LLC bank term loan FRN Ser. B, 3 3/4s, 2013	1,392,983	1,366,864

NBTY, Inc. bank term loan FRN Ser. B, 4 1/4s, 2017	2,388,000	2,277,555

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018	3,968,000	3,662,464

PETCO Animal Supplies, Inc. bank term loan FRN 4 1/2s, 2017	2,970,000	2,767,051

		28,828,571
Technology (7.8%)
Avaya, Inc. bank term loan FRN Ser. B3, 4.814s, 2017	5,528,926	4,789,432

Ceridian Corp. bank term loan FRN 3.186s, 2014	2,474,231	2,090,725

CommScope, Inc. bank term loan FRN Ser. B, 5s, 2018	1,431,413	1,374,156

Eagle Parent, Inc. bank term loan FRN 5s, 2018	3,000,000	2,780,001

26

SENIOR LOANS (83.9%)* [c] cont.	Principal amount		Value

Technology cont.
Edwards, Ltd. bank term loan FRN Ser. B, 5 1/2s, 2016
(United Kingdom)		$3,184,000	$2,929,280

Fidelity National Information Services, Inc. bank term loan FRN
Ser. B, 5 1/4s, 2016		1,985,000	1,956,466

First Data Corp. bank term loan FRN 4.217s, 2018		5,990,668	5,027,171

First Data Corp. bank term loan FRN Ser. B1, 2.967s, 2014		385,978	340,384

First Data Corp. bank term loan FRN Ser. B3, 2.967s, 2014		155,772	137,469

Freescale Semiconductor, Inc. bank term loan FRN 4.438s, 2016		4,289,658	3,892,865

Springboard Finance, LLC bank term loan FRN Ser. B, 7s, 2015		2,785,372	2,774,927

SunGard Data Systems, Inc. bank term loan FRN Ser. B,
3.856s, 2016		3,432,521	3,149,338

Syniverse Holdings, Inc. bank term loan FRN 5 1/4s, 2017		1,990,000	1,920,350

Telecordia Technologies, Inc. bank term loan FRN 6 3/4s, 2016		2,274,062	2,234,266

			35,396,830
Transportation (1.3%)
Delta Air LInes, Inc. bank term loan FRN Ser. B, 5 1/2s, 2017		2,500,000	2,314,583

Swift Transportation Co., LLC bank term loan FRN 4.87s, 2016		3,773,416	3,582,387

			5,896,970
Utilities and power (2.6%)
AES Corp. (The) bank term loan FRN Ser. B, 4 1/4s, 2018		1,995,000	1,919,356

GenOn Energy, Inc. bank term loan FRN Ser. B, 6s, 2017		2,977,500	2,836,069

New Development Holdings, LLC bank term loan FRN Ser. B,
4 1/2s, 2018		1,197,000	1,107,225

NRG Energy, Inc. bank term loan FRN Ser. B, 4s, 2018		2,000,000	1,935,000

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.74s, 2017		5,330,362	3,913,376

			11,711,026

Total senior loans (cost $406,249,452)			$381,953,809

CORPORATE BONDS AND NOTES (13.5%)*	Principal amount		Value

Basic materials (2.6%)
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015
(Australia)		$1,000,000	$1,003,750

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes FRN 4.786s, 2014		850,000	735,250

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		1,000,000	1,012,500

Kronos International, Inc. sr. notes 6 1/2s, 2013 (Germany)	EUR	800,000	1,112,844

Lyondell Chemical Co. sr. notes 11s, 2018		$1,996,963	2,229,110

Lyondell Chemical Co. 144A company guaranty sr. notes 8s, 2017		403,000	446,323

Momentive Performance Materials, Inc. company
guaranty sr. notes 12 1/2s, 2014		1,000,000	1,057,500

Rhodia SA sr. unsec. notes FRN Ser. REGS, 4.355s, 2013 (France)	EUR	856,075	1,233,048

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
7 3/8s, 2012		$700,000	715,750

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015		500,000	501,250

Styrolution Group GmbH 144A sr. notes 7 5/8s, 2016 (Germany)		295,000	346,626

27

CORPORATE BONDS AND NOTES (13.5%)* cont.	Principal amount		Value

Basic materials cont.
Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty
sr. notes FRN Ser. B, 4.004s, 2014		$1,000,000	$820,000

Verso Paper Holdings, LLC/Verso Paper, Inc. sr. notes
11 1/2s, 2014		734,000	778,040

			11,991,991
Capital goods (1.2%)
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 5 1/4s, 2014		1,000,000	962,500

Berry Plastics Corp. company guaranty sr. notes FRN 4.999s, 2015		4,000,000	3,760,000

Ryerson Tull, Inc. company guaranty sr. notes FRN 7.629s, 2014		1,000,000	946,250

			5,668,750
Communication services (2.6%)
Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015		750,000	742,500

Cricket Communications, Inc. company guaranty sr. unsec. unsub.
notes 10s, 2015		1,167,000	1,206,386

Crown Castle International Corp. sr. unsec. notes 9s, 2015		500,000	540,000

Digicel Group, Ltd. 144A sr. unsec. notes 12s, 2014 (Bermuda)		1,020,000	1,142,400

iPCS, Inc. company guaranty sr. notes FRN 2.379s, 2013		1,440,000	1,335,600

Kabel BW ERST Beteiligu 144A company guaranty sr. notes FRN
5.721s, 2018 (Germany)	EUR	2,000,000	2,820,851

Level 3 Financing, Inc. 144A company guaranty FRN 4.202s, 2015		$1,000,000	870,000

Nextel Communications, Inc. company guaranty sr. unsec. notes
Ser. D, 7 3/8s, 2015		1,750,000	1,721,563

SBA Telecommunications, Inc. company guaranty sr. unsec. notes
8s, 2016		1,000,000	1,052,500

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2013		500,000	531,250

			11,963,050
Consumer cyclicals (2.7%)
AMC Entertainment, Inc. sr. sub. notes 8s, 2014		750,000	727,500

American Casino & Entertainment Properties LLC sr. notes
11s, 2014		1,160,000	1,160,000

Aramark Corp. company guaranty sr. unsec. notes FRN
3.754s, 2015		1,000,000	950,000

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017		500,000	538,750

DISH DBS Corp. company guaranty 6 5/8s, 2014		750,000	774,375

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		847,000	899,938

Ford Motor Credit Corp. sr. unsec. notes 12s, 2015		2,000,000	2,414,112

Hanesbrands, Inc. company guaranty sr. unsec. notes FRN Ser. B,
3.77s, 2014		1,045,000	1,013,650

MGM Resorts International sr. notes 10 3/8s, 2014		750,000	823,125

Nielsen Finance LLC/Nielsen Finance Co. sr. notes 11 5/8s, 2014		652,000	738,390

Toys “R” Us, Inc. sr. unsec. unsub. notes 7 7/8s, 2013		1,000,000	1,017,500

TRW Automotive, Inc. 144A company guaranty sr. unsec. unsub.
notes 7s, 2014		500,000	545,000

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes
13s, 2013		500,000	561,250

			12,163,590

28

CORPORATE BONDS AND NOTES (13.5%)* cont.	Principal amount	Value

Consumer staples (0.6%)
Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
FRN 2.786s, 2014	$1,000,000	$920,000

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 8 3/8s, 2014	1,000,000	1,110,000

Harry & David Operations Corp. company guaranty sr. unsec.
notes FRN zero %, 2012 (In default) †	500,000	23,750

JBS USA LLC/JBS USA Finance, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2014	500,000	555,000

		2,608,750
Energy (1.2%)
Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015	1,000,000	1,130,000

Forest Oil Corp. company guaranty sr. unsec. notes 8 1/2s, 2014	350,000	374,500

Offshore Group Investments, Ltd. company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)	1,000,000	1,065,000

Petroleum Development Corp. company guaranty sr. unsec. notes
12s, 2018	750,000	802,500

SandRidge Energy, Inc. company guaranty sr. unsec. unsub. FRN
3.871s, 2014	1,425,000	1,369,144

Whiting Petroleum Corp. company guaranty 7s, 2014	500,000	530,000

		5,271,144
Financials (0.8%)
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
4 1/2s, 2014	1,000,000	962,500

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes FRN
2.454s, 2014	1,000,000	937,107

CIT Group, Inc. 144A company guaranty notes 5 1/4s, 2014	750,000	725,625

Springleaf Finance Corp. sr. unsec. notes FRN Ser. MTN,
0.497s, 2011	1,000,000	976,269

USI Holdings Corp. 144A company guaranty sr. unsec. notes FRN
4.161s, 2014	190,000	170,050

		3,771,551
Health care (0.8%)
Elan Finance PLC/Elan Finance Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2013 (Ireland)	1,000,000	1,036,250

Health Management Associates, Inc. sr. notes 6 1/8s, 2016	500,000	487,500

Select Medical Holdings Corp. sr. unsec. notes FRN 6.211s, 2015	1,000,000	915,000

Tenet Healthcare Corp. sr. unsec. notes 7 3/8s, 2013	1,000,000	1,020,000

		3,458,750
Technology (0.2%)
L-3 Communications Corp. company guaranty Ser. B, 6 3/8s, 2015	1,000,000	1,017,500

		1,017,500
Utilities and power (0.8%)
AES Corp. (The) sr. unsec. unsub. notes 7 3/4s, 2014	750,000	793,125

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	1,500,000	1,458,750

GenOn Energy, Inc. sr. unsec. unsub. notes 7 5/8s, 2014	1,240,000	1,252,349

		3,504,224

Total corporate bonds and notes (cost $62,760,626)		$61,419,300

29

SHORT-TERM INVESTMENTS (0.9%)*	Principal amount/shares	Value

U.S. Treasury Bills for an effective yield of 0.088%,
May 3, 2012 ##	$79,000	$78,952

U.S. Treasury Bills for an effective yield of 0.066%,
June 28, 2012 ##	120,000	119,934

U.S. Treasury Bills for an effective yield of 0.139%,
November 17, 2011 ##	131,000	130,961

Putnam Money Market Liquidity Fund 0.05% [e]	3,600,843	3,600,843

Total short-term investments (cost $3,930,690)		$3,930,690

TOTAL INVESTMENTS

Total investments (cost $472,940,768)		$447,303,799

Key to holding’s currency abbreviations
EUR	Euro
Key to holding’s abbreviations
FRN	Floating Rate Notes
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2011 through August 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $455,417,171.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

U This security, in part or in entirety, represents an unfunded loan commitment (Note 8).

At the close of the reporting period, the fund maintained liquid assets totaling $3,148,830 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

30

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $7,036,123) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Euro	Sell	9/21/11	$5,549,359	$5,480,479	$(68,880)

Royal Bank of Scotland PLC (The)

	Euro	Buy	9/21/11	552,075	545,353	6,722

State Street Bank and Trust Co.

	Euro	Sell	9/21/11	997,473	985,252	(12,221)

UBS AG

	Canadian Dollar	Buy	9/21/11	2,552	2,522	30

Westpac Banking Corp.

	Canadian Dollar	Sell	9/21/11	22,865	22,517	(348)

Total						$(74,697)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/11 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Chase Bank, N.A.
DJ LCDX NA Series
16 Version 1 Index	—	$(7,500)	$3,000,000	6/20/16	(250 bp)	$(161,345)

Total						$(161,345)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2011.

31

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Corporate bonds and notes	$—	$61,419,300	$—

Senior loans	—	381,953,809	—

Short-term investments	3,600,843	329,847	—

Totals by level	$3,600,843	$443,702,956	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(74,697)	$—

Credit default contracts	—	(153,845)	—

Totals by level	$—	$(228,542)	$—

The accompanying notes are an integral part of these financial statements.

32

Statement of assets and liabilities 8/31/11 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $469,339,925)	$443,702,956
Affiliated issuers (identified cost $3,600,843) (Note 6)	3,600,843

Interest and other receivables	7,174,214

Receivable for shares of the fund sold	1,021,765

Receivable for investments sold	21,333,508

Unrealized appreciation on forward currency contracts (Note 1)	6,752

Premium paid on swap contracts (Note 1)	7,500

Total assets	476,847,538

LIABILITIES

Payable to custodian	3,577,730

Distributions payable to shareholders	708,568

Payable for investments purchased	10,999,707

Payable for purchases of delayed delivery securities (Notes 1, 7 and 8)	1,856,250

Payable for shares of the fund repurchased	3,381,096

Payable for compensation of Manager (Note 2)	240,369

Payable for investor servicing fees (Note 2)	58,530

Payable for custodian fees (Note 2)	14,067

Payable for Trustee compensation and expenses (Note 2)	51,109

Payable for administrative services (Note 2)	2,143

Payable for distribution fees (Note 2)	198,243

Unrealized depreciation on swap contracts (Note 1)	161,345

Unrealized depreciation on forward currency contracts (Note 1)	81,449

Other accrued expenses	99,761

Total liabilities	21,430,367

Net assets	$455,417,171

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$551,780,745

Distributions in excess of net investment income (Note 1)	(2,715,946)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(67,771,141)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(25,876,487)

Total — Representing net assets applicable to capital shares outstanding	$455,417,171

(Continued on next page)

33

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($246,743,460 divided by 29,487,294 shares)	$8.37

Offering price per class A share (100/99.00 of $8.37)*	$8.45

Net asset value and offering price per class B share ($9,764,385 divided by 1,167,219 shares)**	$8.37

Net asset value and offering price per class C share ($85,626,932 divided by 10,239,616 shares)**	$8.36

Net asset value and redemption price per class M share ($6,286,438 divided by 751,295 shares)	$8.37

Offering price per class M share (100/99.25 of $8.37)*	$8.43

Net asset value, offering price and redemption price per class R share
($593,295 divided by 70,913 shares)	$8.37

Net asset value, offering price and redemption price per class Y share
($106,402,661 divided by 12,707,210 shares)	$8.37

* On single retail sales of less than $500,000. On sales of $500,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

34

Statement of operations Six months ended 8/31/11 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $15,391 from investments in affiliated issuers) (Note 6)	$14,794,894

Total investment income	14,794,894

EXPENSES

Compensation of Manager (Note 2)	1,516,195

Investor servicing fees (Note 2)	354,873

Custodian fees (Note 2)	14,174

Trustee compensation and expenses (Note 2)	16,524

Administrative services (Note 2)	8,745

Distribution fees — Class A (Note 2)	353,467

Distribution fees — Class B (Note 2)	23,606

Distribution fees — Class C (Note 2)	455,815

Distribution fees — Class M (Note 2)	10,908

Distribution fees — Class R (Note 2)	1,541

Other	122,408

Total expenses	2,878,256

Expense reduction (Note 2)	(970)

Net expenses	2,877,286

Net investment income	11,917,608

Net realized gain on investments (Notes 1 and 3)	1,247,268

Net realized gain on swap contracts (Note 1)	84,792

Net realized loss on foreign currency transactions (Note 1)	(130,387)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(12,650)

Net unrealized depreciation of investments and swap contracts during the period	(34,260,376)

Net loss on investments	(33,071,353)

Net decrease in net assets resulting from operations	$(21,153,745)

The accompanying notes are an integral part of these financial statements.

35

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 8/31/11*	Year ended 2/28/11

Operations:
Net investment income	$11,917,608	$18,712,231

Net realized gain on investments
and foreign currency transactions	1,201,673	5,063,331

Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(34,273,026)	8,766,180

Net increase (decrease) in net assets
resulting from operations	(21,153,745)	32,541,742

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(7,346,577)	(10,806,651)

Class B	(262,001)	(431,636)

Class C	(2,024,231)	(2,956,862)

Class M	(187,111)	(175,150)

Class R	(15,215)	(14,969)

Class Y	(3,821,808)	(5,046,925)

Redemption fees (Note 1)	29,784	20,606

Increase (decrease) from capital share
transactions (Note 4)	(7,221,067)	144,675,874

Total increase (decrease) in net assets	(42,001,971)	157,806,029

NET ASSETS

Beginning of period	497,419,142	339,613,113

End of period (including distributions in excess of net investment
income of $2,715,946 and $976,611, respectively)	$455,417,171	$497,419,142

* Unaudited

The accompanying notes are an integral part of these financial statements.

36

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37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From			Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a] on investments		operations	income	distributions	fees [e]	of period	value (%) [b]	(in thousands)	(%) [c]	(%)	(%)

Class A
August 31, 2011**	$8.93	.20	(.53)	(.33)	(.23)	(.23)	—	$8.37	(3.79) *	$246,743	.51*	2.29*	43*
February 28, 2011	8.63	.43	.31	.74	(.44)	(.44)	—	8.93	8.78	277,909	1.04	4.86	79
February 28, 2010	6.82	.35	1.81	2.16	(.35)	(.35)	—	8.63	32.11	176,057	1.10 [d]	4.28 [d]	54
February 28, 2009	8.90	.44	(2.09)	(1.65)	(.43)	(.43)	—	6.82	(19.09)	115,821	1.06 [d]	5.26 [d]	46
February 29, 2008	10.03	.64	(1.12)	(.48)	(.65)	(.65)	—	8.90	(5.04)	231,024	1.04 [d]	6.53 [d]	65
February 28, 2007	10.01	.62	— [e]	.62	(.60)	(.60)	—	10.03	6.43	341,400	1.04 [d]	6.20 [d]	89

Class B
August 31, 2011**	$8.93	.19	(.53)	(.34)	(.22)	(.22)	—	$8.37	(3.85) *	$9,764	.61*	2.19*	43*
February 28, 2011	8.62	.40	.32	.72	(.41)	(.41)	—	8.93	8.57	10,495	1.27	4.60	79
February 28, 2010	6.81	.29	1.82	2.11	(.30)	(.30)	—	8.62	31.37	8,881	1.70 [d]	3.66 [d]	54
February 28, 2009	8.89	.39	(2.09)	(1.70)	(.38)	(.38)	—	6.81	(19.62)	8,083	1.66 [d]	4.67 [d]	46
February 29, 2008	10.03	.58	(1.12)	(.54)	(.60)	(.60)	—	8.89	(5.71)	16,752	1.64 [d]	5.93 [d]	65
February 28, 2007	10.01	.56	— [e]	.56	(.54)	(.54)	—	10.03	5.80	28,576	1.64 [d]	5.57 [d]	89

Class C
August 31, 2011**	$8.93	.17	(.54)	(.37)	(.20)	(.20)	—	$8.36	(4.26) *	$85,627	.89*	1.92*	43*
February 28, 2011	8.62	.36	.32	.68	(.37)	(.37)	—	8.93	8.11	85,500	1.79	4.10	79
February 28, 2010	6.82	.28	1.81	2.09	(.29)	(.29)	—	8.62	31.02	62,008	1.85 [d]	3.52 [d]	54
February 28, 2009	8.89	.37	(2.07)	(1.70)	(.37)	(.37)	—	6.82	(19.63)	48,186	1.81 [d]	4.54 [d]	46
February 29, 2008	10.03	.56	(1.12)	(.56)	(.58)	(.58)	—	8.89	(5.87)	88,517	1.79 [d]	5.80 [d]	65
February 28, 2007	10.01	.55	— [e]	.55	(.53)	(.53)	—	10.03	5.67	114,234	1.79 [d]	5.48 [d]	89

Class M
August 31, 2011**	$8.93	.20	(.53)	(.33)	(.23)	(.23)	—	$8.37	(3.81) *	$6,286	.54*	2.27*	43*
February 28, 2011	8.63	.42	.31	.73	(.43)	(.43)	—	8.93	8.69	7,329	1.10	4.81	79
February 28, 2010	6.82	.33	1.82	2.15	(.34)	(.34)	—	8.63	31.91	2,956	1.25 [d]	4.13 [d]	54
February 28, 2009	8.90	.43	(2.09)	(1.66)	(.42)	(.42)	—	6.82	(19.22)	2,040	1.21 [d]	5.17 [d]	46
February 29, 2008	10.03	.62	(1.11)	(.49)	(.64)	(.64)	—	8.90	(5.19)	5,637	1.19 [d]	6.41 [d]	65
February 28, 2007	10.01	.59	.02	.61	(.59)	(.59)	—	10.03	6.27	6,767	1.19 [d]	5.89 [d]	89

Class R
August 31, 2011**	$8.93	.19	(.53)	(.34)	(.22)	(.22)	—	$8.37	(3.91) *	$593	.64*	2.18*	43*
February 28, 2011	8.63	.40	.31	.71	(.41)	(.41)	—	8.93	8.50	426	1.29	4.62	79
February 28, 2010	6.82	.33	1.81	2.14	(.33)	(.33)	—	8.63	31.82	231	1.35 [d]	4.05 [d]	54
February 28, 2009	8.90	.41	(2.08)	(1.67)	(.41)	(.41)	—	6.82	(19.31)	113	1.31 [d]	5.09 [d]	46
February 29, 2008	10.03	.60	(1.10)	(.50)	(.63)	(.63)	—	8.90	(5.26)	137	1.29 [d]	6.05 [d]	65
February 28, 2007	10.01	.58	.02	.60	(.58)	(.58)	—	10.03	6.18	353	1.29 [d]	5.78 [d]	89

Class Y
August 31, 2011**	$8.94	.21	(.54)	(.33)	(.24)	(.24)	—	$8.37	(3.76) *	$106,403	.38*	2.41*	43*
February 28, 2011	8.63	.45	.32	.77	(.46)	(.46)	—	8.94	9.16	115,760.79		5.09	79
February 28, 2010	6.82	.37	1.81	2.18	(.37)	(.37)	—	8.63	32.43	89,479	.85 [d]	4.52 [d]	54
February 28, 2009	8.90	.46	(2.09)	(1.63)	(.45)	(.45)	—	6.82	(18.89)	36,251	.81 [d]	5.63 [d]	46
February 29, 2008	10.03	.66	(1.11)	(.45)	(.68)	(.68)	—	8.90	(4.82)	40,932	.79 [d]	6.89 [d]	65
February 28, 2007	10.01	.63	.02	.65	(.63)	(.63)	—	10.03	6.73	3,524	.79 [d]	6.29 [d]	89

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	39

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

February 28, 2010	0.07%

February 28, 2009	0.09

February 29, 2008	0.02

February 28, 2007	0.01

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

40

Notes to financial statements 8/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. The fund invests mainly in obligations of U.S. issuers that are below-investment-grade in quality.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from March 1, 2011 through August 31, 2011.

A) Security valuation Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management

41

does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period

42

end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

E) Credit default contracts The fund entered into credit default contracts to hedge credit risk. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $110,341 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $235,294 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $329,847.

G) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust

43

Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At February 28, 2011, the fund had a capital loss carryover of $68,559,094 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$26,363,644	February 28, 2017

42,195,450	February 28, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $473,354,488, resulting in gross unrealized appreciation and depreciation of $2,237,915 and $28,288,604, respectively, or net unrealized depreciation of $26,050,689.

J) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end

44

funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion,
0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $970 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $385, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund.

45

The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $434 and $38 from the sale of class A and class M shares, respectively, and received $3,812 and $3,391 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $221,636,352 and $233,751,452, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/11		Year ended 2/28/11

Class A	Shares	Amount	Shares	Amount

Shares sold	8,209,140	$72,583,985	19,035,461	$167,196,142

Shares issued in connection with
reinvestment of distributions	681,137	5,968,827	983,926	8,624,412

	8,890,277	78,552,812	20,019,387	175,820,554

Shares repurchased	(10,513,044)	(91,355,432)	(9,316,204)	(81,142,532)

Net increase (decrease)	(1,622,767)	$(12,802,620)	10,703,183	$94,678,022

	Six months ended 8/31/11		Year ended 2/28/11

Class B	Shares	Amount	Shares	Amount

Shares sold	194,026	$1,709,692	538,888	$4,738,795

Shares issued in connection with
reinvestment of distributions	24,780	217,140	40,043	350,812

	218,806	1,926,832	578,931	5,089,607

Shares repurchased	(226,450)	(1,980,699)	(433,914)	(3,784,430)

Net increase (decrease)	(7,644)	$(53,867)	145,017	$1,305,177

	Six months ended 8/31/11		Year ended 2/28/11

Class C	Shares	Amount	Shares	Amount

Shares sold	2,239,270	$19,781,170	3,935,529	$34,646,887

Shares issued in connection with
reinvestment of distributions	174,498	1,528,083	242,440	2,124,108

	2,413,768	21,309,253	4,177,969	36,770,995

Shares repurchased	(1,751,530)	(15,171,870)	(1,791,695)	(15,639,147)

Net increase	662,238	$6,137,383	2,386,274	$21,131,848

46

	Six months ended 8/31/11		Year ended 2/28/11

Class M	Shares	Amount	Shares	Amount

Shares sold	42,824	$380,511	518,308	$4,600,482

Shares issued in connection with
reinvestment of distributions	18,571	162,577	17,015	149,144

	61,395	543,088	535,323	4,749,626

Shares repurchased	(130,614)	(1,116,357)	(57,518)	(503,200)

Net increase (decrease)	(69,219)	$(573,269)	477,805	$4,246,426

	Six months ended 8/31/11		Year ended 2/28/11

Class R	Shares	Amount	Shares	Amount

Shares sold	39,040	$345,036	28,005	$246,308

Shares issued in connection with
reinvestment of distributions	1,706	14,943	1,670	14,639

	40,746	359,979	29,675	260,947

Shares repurchased	(17,518)	(151,389)	(8,803)	(76,621)

Net increase	23,228	$208,590	20,872	$184,326

	Six months ended 8/31/11		Year ended 2/28/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	8,008,735	$70,782,372	7,617,461	$67,085,121

Shares issued in connection with
reinvestment of distributions	119,884	1,052,335	121,920	1,068,611

	8,128,619	71,834,707	7,739,381	68,153,732

Shares repurchased	(8,372,037)	(71,971,991)	(5,152,604)	(45,023,657)

Net increase (decrease)	(243,418)	$(137,284)	2,586,777	$23,130,075

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$—	Payables	$153,845

Foreign exchange
contracts	Receivables	6,752	Payables	81,449

Total		$6,752		$235,294

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$84,792	$84,792

Foreign exchange contracts	(169,197)	—	$(169,197)

Total	$(169,197)	$84,792	$(84,405)

47

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$(227,523)	$(227,523)

Foreign exchange contracts	(7,067)	—	(7,067)

Total	$(7,067)	$(227,523)	$(234,590)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $15,391 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $178,432,117 and $236,564,846, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $1,875,000, which could be extended at the option of the borrower, pursuant to the following loan agreement with the following borrower:

Borrower	Unfunded commitments

Reynolds Group Holdings, Inc.	$1,875,000

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

48

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

49

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Multi-Cap Growth Fund	Putnam Convertible Income-Growth Trust
Prior to September 1, 2010, the fund was known as	Equity Income Fund
Putnam New Opportunities Fund	George Putnam Balanced Fund
Small Cap Growth Fund	Prior to September 30, 2010, the fund was known as
Voyager Fund	The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Blend	International Value Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

50

Tax-free income	Asset Allocation
AMT-Free Municipal Fund	Putnam Asset Allocation Funds — portfolios
Tax Exempt Income Fund	with allocations to stocks, bonds, and
Tax Exempt Money Market Fund*	money market instruments that are adjusted
Tax-Free High Yield Fund	dynamically within specified ranges as
market conditions change.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	Asset Allocation: Balanced Portfolio
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Conservative Portfolio
and Pennsylvania	Asset Allocation: Growth Portfolio

Absolute Return	Putnam RetirementReady Funds — portfolios
Absolute Return 100 Fund	with automatically adjusting allocations to
Absolute Return 300 Fund	stocks, bonds, and money market instruments,
Absolute Return 500 Fund	becoming more conservative over time.
Absolute Return 700 Fund
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
market investments to generate
retirement income.

Retirement Income Fund Lifestyle 1
Prior to June 16, 2011, the fund was known as Putnam
RetirementReady Maturity Fund
Retirement Income Fund Lifestyle 2
Retirement Income Fund Lifestyle 3
Prior to June 16, 2011, the fund was known as Putnam
Income Strategies Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

51

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	Robert T. Burns
Putnam Investment	Robert L. Reynolds	Vice President and
Management, LLC	W. Thomas Stephens	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Officers	James P. Pappas
	Robert L. Reynolds	Vice President
Investment Sub-Manager	President
Putnam Investments Limited		Judith Cohen
57–59 St James’s Street	Jonathan S. Horwitz	Vice President, Clerk and
London, England SW1A 1LD	Executive Vice President,	Assistant Treasurer
Principal Executive
Marketing Services	Officer, Treasurer and	Michael Higgins
Putnam Retail Management	Compliance Liaison	Vice President, Senior Associate
One Post Office Square		Treasurer and Assistant Clerk
Boston, MA 02109	Steven D. Krichmar
	Vice President and	Nancy E. Florek
Custodian	Principal Financial Officer	Vice President, Assistant Clerk,
State Street Bank		Assistant Treasurer and
and Trust Company	Janet C. Smith	Proxy Manager
Vice President, Assistant
Legal Counsel	Treasurer and Principal	Susan G. Malloy
Ropes & Gray LLP	Accounting Officer	Vice President and
Assistant Treasurer
Trustees	Beth S. Mazor
Jameson A. Baxter, Chair	Vice President
Ravi Akhoury
Barbara M. Baumann	Robert R. Leveille
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
John A. Hill
Paul L. Joskow	Mark C. Trenchard
Kenneth R. Leibler	Vice President and
Robert E. Patterson	BSA Compliance Officer

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

52

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA096
269889 10/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 27, 2011

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2012

Date of reporting period:	March 1, 2011 — August 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PISFX

Putnam Retirement Income Fund Lifestyle 3*

Semiannual report 8|31|11

A world of investing.™
Putnam INVESTMENTS
PUTNAM RETIREMENT INCOME LIFESTYLE FUNDS invest in a mix of stocks, bonds, and mutual funds for investors seeking income in retirement.

Putnam
Retirement Income
Fund Lifestyle 3

Semiannual report
8 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	19

Financial statements	20

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Our allocation of assets among permitted asset categories may hurt performance.

Message from the Trustees

Dear Fellow Shareholder:

Markets around the world are grappling with heightened volatility. In the United States, persistently high unemployment and other weak economic data have fueled investors’ risk aversion, while in Europe the sovereign debt crisis shows little sign of abating. Certain bright spots do exist, but it is clear that volatility and uncertainty will remain with us for the near term.

We believe it is important to consult your financial advisor in times like these to consider whether your portfolio reflects an appropriate degree of diversification. In responding to this need, Putnam offers funds with strategies that seek to limit volatility and also employs an active, research-based investment approach that is designed to offer shareholders a potential advantage in this climate by looking for new growth opportunities and seeking to guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Retirement Income Fund Lifestyle 3

Helping investors pursue monthly income in retirement

After accumulating savings during your working years, you are faced with another great challenge — using that money to generate income in retirement. Putnam Retirement Income Fund Lifestyle 3 may be attractive to investors who are seeking income for their retirement years with a secondary objective of capital growth. Managed by industry veterans, the fund invests in a combination of stocks, bonds, and mutual funds.

"We can invest across a range of asset classes, including U.S. and international stocks and bonds. We also use absolute return strategies to seek lower volatility."

Jeffrey L. Knight, CFA
Head of Global Asset Allocation
Portfolio Manager
Putnam Retirement Income Lifestyle Funds

A flexible investment portfolio

Putnam Retirement Income Fund Lifestyle 3 can invest in a wide range of securities, including U.S. and international stocks, bonds, convertible securities, and Putnam Absolute Return 700 Fund.

Investment allocations

Putnam Absolute Return 700 Fund 10%
Stocks 30%
Bonds 60%

Stock and bond weightings reflect strategic allocations; actual allocations may vary.

Seeking reduced volatility with absolute return strategies

Putnam Retirement Income Fund Lifestyle 3 seeks to address volatility by investing a portion of its assets in Putnam Absolute Return 700 Fund. The fund pursues positive returns that exceed the rate of inflation by targeted amounts over periods of three years or more, regardless of market conditions.

Unlike traditional relative return funds, Putnam Absolute Return 700 Fund's investments are not limited by a benchmark index.

Relative return strategy	Absolute return strategy
Defines success as beating benchmark, even if negative	Defines success as achieving its positive return goals
Sets no volatility targets	Seeks low volatility and limited market risk
Typically favors investments within its benchmark	Investment universe is not limited by a benchmark

The fund seeks to earn a positive total return that exceeds the rate of inflation by a targeted amount over a reasonable period of time regardless of market conditions. There can be no assurance that the fund will meet its objective.

The fund is not intended to outperform stocks and bonds during strong market rallies.

2

3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Jeffrey L. Knight, CFA

U.S. stocks were positive for most of the period, but fell sharply during the final month. What triggered this reversal?

We have seen the U.S. economy struggle to maintain its growth momentum in 2011, and the stock market reacted to a weaker economy in a somewhat belated fashion. Recent data showed that conditions have been sluggish since January, yet stocks did not begin to turn negative until May and June.

In our view, the stock market’s sharp decline in early August was driven more by investor fear and risk reduction than by a fundamental change in the market cycle. On a fundamental level, we believe that U.S. corporations are very healthy. Recent quarterly earnings reports have included a large number of positive surprises from companies operating in a variety of market sectors.

There is no question that the economy has faced significant challenges, including a mediocre pace of job creation, rising sovereign debt risk, and the impact of Japan’s devastating earthquake and tsunami in March. As the slowdown took hold, we regarded it as a fairly typical deceleration amid a long-term economic recovery, rather than a descent into a new recession.

This remains our belief. A number of indicators suggest the U.S. economy should expand during the year’s second half. For example, automobile sales are showing signs of rebounding after declining due to disruptions in global manufacturing supply chains caused by the Japanese catastrophe. Stronger signs in the automotive industry may help boost the economy.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

International stocks struggled even more than U.S. stocks during the period. What factors hampered foreign equities?

Despite the tailwind of general U.S. dollar weakness, international stocks were influenced by many of the same factors as U.S. stocks — most notably, investor fear regarding the full magnitude of Europe’s sovereign debt crisis, Standard & Poor’s early-August downgrade of the long-term sovereign credit rating of the United States, and the disaster in Japan. Emerging-market stocks held up better than stocks in developed markets, but were nonetheless hurt by geopolitical unrest in the Middle East and North Africa, and inflation in China.

Investment-grade bonds generated solid gains for the period. Was this primarily the result of a renewed global flight to quality?

For the most part, yes, as evidenced by the fact that U.S. Treasuries performed the best. Viewed as one of the safest asset classes, Treasuries were buoyed by strong demand in response to deteriorating U.S. economic conditions and European debt woes. Sectors offering a yield advantage over government securities generally fared well on an absolute basis, but lagged Treasuries overall. Investment-grade corporate bonds were helped by healthy corporate profits, high cash balances, and cost reductions. Non-agency residential mortgage-backed securities were supported by strong demand for higher-yielding alternatives to government bonds and slower-than-expected prepayments.

Credit qualities are shown as a percentage of net assets as of 8/31/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

High-yield bonds declined moderately, due to similar factors affecting domestic and international stocks, but as a group, outperformed stocks by a considerable margin.

The fund was renamed during the period. What was the thinking behind this change?

Previously, the fund was called Putnam Income Strategies Fund. It was renamed and repositioned within Putnam’s suite of three Retirement Income Lifestyle funds. Putnam Retirement Income Fund Lifestyle 3 — the fund’s new name — seeks to take an aggressive approach to producing income for retirees, with capital growth as a secondary objective. The fund invests in Putnam Absolute Return 700 Fund, and in a broad array of domestic and international stocks, bonds, and convertible securities. Putnam’s Absolute Return 700 Fund pursues positive returns with less volatility over time than the securities markets have historically offered. As with all of Putnam’s retirement-focused funds, a hallmark of Putnam Retirement Income Fund Lifestyle 3’s strategy is broad diversification across a range of asset classes.

Did the fund employ derivatives to any significant degree during the period?

We used interest-rate swaps to hedge interest-rate and prepayment risks, and to help manage the fund’s yield curve exposure. [The yield curve is a graphical representation

This table shows the fund’s top 10 equity holdings by percentage of the fund’s net assets as of 8/31/11. Short-term holdings are excluded. Holdings will vary over time.

of the difference in yields between shorter-and longer-term bonds.] We also had a small position in credit default swaps, which we used to hedge credit and market risks, and gain exposure to certain securities.

What is your outlook for the economy and the markets in the months ahead?

Based on our research, we believe the underpinnings of continued economic recovery remain in place. While the housing sector remains depressed, growth in jobs and consumer spending have been stronger than recessionary levels. In our view, the U.S. financial system is in better shape than in 2008, with less leverage, greater liquidity, and higher loan quality.

That said, the market volatility that we saw during the summer months reflects legitimate concern about recession, to a degree. With economic growth at such low levels, recession is a risk, and the resolution of public sector debt remains a political challenge in both the United States and Europe. On the bright side, we believe the agreement by U.S. lawmakers to raise the country’s debt ceiling has reduced the possibility of default in the coming year.

While government stimulus is winding down, market forces can stimulate the economy. With the rally in Treasury yields, interest rates have moved to very low levels. Oil prices have also declined significantly since April. Lastly, the volatility that has characterized equity markets in recent months likely sends a strong message to government policymakers to address economic issues more effectively, particularly in Europe, where the solvency

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of holdings of the Putnam mutual funds, derivative securities, and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

crisis in peripheral countries needs to be resolved soon.

The fund has little direct exposure to risky sovereign bonds, and we believe most equity and fixed-income holdings have attractive characteristics. On the whole, corporations have relatively low levels of debt and substantial levels of cash, and, in our view, earnings could reach record highs this year. Given the valuation levels that many stocks have reached of late, we should not rule out the possibility of a rebound in the months ahead.

All told, however, the outlook for stocks and other riskier assets has become more uncertain. As a result, we have attempted to position the fund to be resilient in whatever direction the markets take. We have done this by keeping the fund’s risks balanced across different opportunities and by investing with an active hedging strategy designed to protect the portfolio from significant downside volatility.

Jeff, thanks for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeffrey Knight, your fund’s portfolio managers are Robert Kea, Joshua Kutin, and Robert Schoen.

IN THE NEWS

Citing “significant downside risks to the economic outlook,” the Federal Reserve [the Fed] in mid-September kicked off a program to “twist” the yield curve by swapping short-maturity government securities for longer-dated securities. The move, following the completion of the Fed’s $600 billion stimulus program at the end of June, is intended to push long-term borrowing costs down further and to jump-start the moribund U.S. economy. Over the next several months, the Fed said it would purchase $400 billion of U.S. Treasury securities that mature in 6 to 30 years and then sell an equal amount of short-term Treasury securities that mature in 3 years or less. The Fed also reiterated its pledge to hold the benchmark interest rate near zero through mid-2013. Dubbed “Operation Twist,” the program is similar to an effort during the Kennedy administration in 1961 in which the Fed bought longer-dated bonds and sold shorter-dated ones.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	30.19%	24.94%	23.52%	23.52%	23.50%	23.50%	25.77%	21.65%	28.28%	32.31%
Annual average	3.86	3.25	3.08	3.08	3.08	3.08	3.35	2.85	3.64	4.10

5 years	13.93	9.40	9.69	7.94	9.70	9.70	11.26	7.61	12.83	15.44
Annual average	2.64	1.81	1.87	1.54	1.87	1.87	2.16	1.48	2.44	2.91

3 years	8.77	4.45	6.35	3.61	6.35	6.35	7.26	3.77	8.09	9.72
Annual average	2.84	1.46	2.07	1.19	2.07	2.07	2.36	1.24	2.63	3.14

1 year	4.52	0.32	3.76	–1.24	3.72	2.72	4.04	0.61	4.27	4.78

6 months	–3.80	–7.68	–4.08	–8.85	–4.11	–5.06	–3.91	–7.06	–3.82	–3.57

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. These lower maximum sales charge amounts went into effect on 6/16/11. Class B share returns after the contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 8/31/11

			Lipper Mixed-Asset Target
	Barclays Capital U.S.		Allocation Conservative
	Aggregate Bond Index	S&P 500 Index	Funds category average*

Life of fund	45.44%	24.87%	33.48%
Annual average	5.53	3.24	4.20

5 years	37.38	3.97	19.37
Annual average	6.56	0.78	3.55

3 years	23.29	1.63	14.46
Annual average	7.23	0.54	4.56

1 year	4.62	18.50	7.97

6 months	5.49	–7.23	–0.78

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 8/31/11, there were 454, 443, 394, 312, and 195 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 8/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.102		$0.065	$0.063	$0.082		$0.090	$0.115

Capital gains	—		—	—	—		—	—

Total	$0.102		$0.065	$0.063	$0.082		$0.090	$0.115

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

2/28/11	$9.76	$10.17*	$9.72	$9.72	$9.74	10.07*	$9.77	$9.77

8/31/11	9.29	9.68	9.26	9.26	9.28	9.59	9.31	9.31

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	2.20%	2.11%	1.43%	1.30%	1.94%	1.88%	1.93%	2.45%

Current 30–day SEC yield [2,3]
(with expense limitation)	N/A	2.06	1.46	1.45	N/A	1.61	1.91	2.44

Current 30–day SEC yield [3]
(without expense limitation)	N/A	1.30	0.65	0.64	N/A	0.83	1.09	1.62

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. These lower maximum sales charge amounts went into effect on 6/16/11. Final distribution information will appear on your year-end tax forms.

* After sales charge values for class A and M shares reflect the lower maximum sales charge of 4.00% and 3.25%, respectively, that went into effect as of June 16, 2011.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which returns would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	23.70%	18.71%	17.25%	17.25%	17.37%	17.37%	19.46%	15.55%	21.72%	25.75%
Annual average	3.06	2.46	2.28	2.28	2.30	2.30	2.56	2.07	2.83	3.31

5 years	7.23	2.89	3.20	1.55	3.33	3.33	4.72	1.30	5.98	8.67
Annual average	1.41	0.57	0.63	0.31	0.66	0.66	0.93	0.26	1.17	1.68

3 years	12.48	7.95	9.98	7.14	10.11	10.11	10.95	7.37	11.63	13.46
Annual average	4.00	2.58	3.22	2.33	3.26	3.26	3.52	2.40	3.74	4.30

1 year	–3.37	–7.26	–4.01	–8.74	–3.94	–4.88	–3.70	–6.80	–3.61	–3.01

6 months	–8.67	–12.35	–9.06	–13.57	–8.97	–9.88	–8.85	–11.83	–8.88	–8.52

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 2/28/11*	1.13%	1.88%	1.88%	1.38%	1.38%	0.88%

Total annual operating expenses for the fiscal year
ended 2/28/11	1.85%	2.60%	2.60%	2.10%	2.10%	1.60%

Annualized expense ratio for the six-month period
ended 8/31/11†	1.07%	1.82%	1.82%	1.51%	1.32%	0.82%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 6/30/12.

† For class M shares, annualized expense ratio is a blended rate, which differs from the rate in the prospectus due to 12b-1 rate change effective 6/16/11.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2011, to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.28	$8.96	$8.96	$7.44	$6.51	$4.05

Ending value (after expenses)	$962.00	$959.20	$958.90	$960.90	$961.80	$964.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2011, use the following calculation method. To find the value of your investment on March 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.43	$9.22	$9.22	$7.66	$6.70	$4.17

Ending value (after expenses)	$1,019.76	$1,015.99	$1,015.99	$1,017.55	$1,018.50	$1,021.01

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 16, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, an amendment to your fund’s management contract. The amendment clarified that your fund would not pay a management fee in respect of its assets invested in other Putnam funds that charge a management fee. Then, at the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time. The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Mixed-Asset Target Allocation Conservative Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	3rd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 461, 397 and 302 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees noted, however, that prior to being renamed Putnam Retirement Income Fund Lifestyle 3 on June 16, 2011, the fund (as Putnam Income Strategies Fund) did not invest in Putnam Absolute Return 700 Fund. Had your fund done so, its performance versus its Lipper peer group may have differed.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2011, Putnam employees had approximately $323,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 8/31/11 (Unaudited)

COMMON STOCKS (29.9%)*	Shares	Value

Banking (1.6%)
Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	1,091	$9,924

Banco Santander Central Hispano SA (Spain)	4,986	46,180

Bank of America Corp.	1,244	10,163

Barclays PLC (United Kingdom)	4,517	12,461

Fifth Third Bancorp	449	4,768

Hudson City Bancorp, Inc.	644	3,999

Huntington Bancshares, Inc.	727	3,657

Intesa Sanpaolo SpA (Italy)	13,130	21,400

JPMorgan Chase & Co.	590	22,160

Lloyds Banking Group PLC (United Kingdom) †	33,723	18,390

National Australia Bank, Ltd. (Australia)	1,791	45,695

PNC Financial Services Group, Inc.	271	13,588

State Street Corp.	90	3,197

Sumitomo Mitsui Financial Group, Inc. (Japan)	1,600	47,559

U.S. Bancorp	378	8,773

Wells Fargo & Co.	398	10,388

Westpac Banking Corp. (Australia)	535	11,840

		294,142
Basic materials (1.4%)
Albemarle Corp.	145	7,353

BASF SE (Germany)	242	17,240

Cytec Industries, Inc.	100	4,540

Domtar Corp. (Canada)	44	3,534

Fletcher Building, Ltd. (New Zealand)	2,878	19,173

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	405	19,092

International Flavors & Fragrances, Inc.	129	7,485

MeadWestvaco Corp.	269	7,403

Monsanto Co.	144	9,926

Nippon Paper Group, Inc. (Japan)	1,800	45,635

Nitto Denko Corp. (Japan)	800	31,308

PPG Industries, Inc.	157	12,025

Rio Tinto PLC (United Kingdom)	117	7,165

Sealed Air Corp.	163	3,002

Syngenta AG (Switzerland)	43	13,631

voestalpine AG (Austria)	848	32,592

Yara International ASA (Norway)	101	5,561

		246,665
Capital goods (1.5%)
Autoliv, Inc. (Sweden)	76	4,242

Bekaert SA (Belgium)	363	20,596

Dover Corp.	265	15,243

Emerson Electric Co.	341	15,874

Hitachi, Ltd. (Japan)	8,000	43,340

Honeywell International, Inc.	386	18,455

Lockheed Martin Corp.	194	14,393

Metso Corp. OYJ (Finland)	320	12,143

COMMON STOCKS (29.9%)* cont.	Shares	Value

Capital goods cont.
Mitsubishi Electric Corp. (Japan)	3,000	$30,075

Parker Hannifin Corp.	202	14,833

Raytheon Co.	301	13,012

Regal-Beloit Corp.	129	7,584

SembCorp Industries, Ltd. (Singapore)	5,000	17,897

Singapore Technologies Engineering, Ltd. (Singapore)	3,000	7,325

Societe BIC SA (France)	348	33,791

Thomas & Betts Corp. †	40	1,747

United Technologies Corp.	41	3,044

		273,594
Communication services (1.3%)
American Tower Corp. Class A †	159	8,564

AT&T, Inc.	510	14,525

DIRECTV Class A †	376	16,533

France Telecom SA (France)	1,783	34,207

IAC/InterActiveCorp. †	405	16,010

MetroPCS Communications, Inc. †	151	1,685

NII Holdings, Inc. †	354	13,640

Partner Communications Co., Ltd. (Israel)	1,005	11,027

Qualcomm, Inc.	86	4,426

Telecom Corp. of New Zealand, Ltd. (New Zealand)	21,786	47,332

Telstra Corp., Ltd. (Australia)	13,513	43,855

Verizon Communications, Inc.	654	23,655

		235,459
Conglomerates (0.4%)
3M Co.	27	2,240

General Electric Co.	1,153	18,805

SPX Corp.	143	8,135

Vivendi (France)	1,670	40,728

		69,908
Consumer cyclicals (2.4%)
Advance Auto Parts, Inc.	129	7,833

Bridgestone Corp. (Japan)	500	11,142

Coach, Inc.	176	9,895

Dun & Bradstreet Corp. (The)	130	8,696

Expedia, Inc.	301	9,123

Foot Locker, Inc.	384	8,014

GameStop Corp. Class A †	296	7,083

Global Payments, Inc.	43	1,971

Host Marriott Corp. R	3,062	36,223

Interpublic Group of Companies, Inc. (The)	770	6,645

Kimberly-Clark Corp.	250	17,290

Kingfisher PLC (United Kingdom)	5,550	21,267

Limited Brands, Inc.	336	12,681

Mediaset SpA (Italy)	2,620	10,162

Moody’s Corp.	105	3,237

News Corp. Class A	319	5,509

Next PLC (United Kingdom)	555	21,238

COMMON STOCKS (29.9%)* cont.	Shares	Value

Consumer cyclicals cont.
Omnicom Group, Inc.	302	$12,246

Peugeot SA (France)	610	18,644

R. R. Donnelley & Sons Co.	552	8,418

Sony Corp. (Japan)	800	17,590

Steven Madden, Ltd. †	1	36

Swire Pacific, Ltd. (Hong Kong)	2,500	33,333

Thomas Cook Group PLC (United Kingdom)	8,131	5,644

Time Warner, Inc.	478	15,133

TJX Cos., Inc. (The)	285	15,567

Trump Entertainment Resorts, Inc. F	6	26

TRW Automotive Holdings Corp. †	99	4,127

VF Corp.	91	10,652

Viacom, Inc. Class B	222	10,709

Volkswagen AG (Preference) (Germany)	227	37,761

Volvo AB Class B (Sweden)	324	4,031

Wal-Mart Stores, Inc.	544	28,946

Walt Disney Co. (The)	93	3,168

Whirlpool Corp.	102	6,394

Williams-Sonoma, Inc.	204	6,754

		437,188
Consumer staples (2.1%)
Coca-Cola Co. (The)	200	14,090

Costco Wholesale Corp.	54	4,241

CVS Caremark Corp.	275	9,875

Dr. Pepper Snapple Group, Inc.	363	13,968

Energizer Holdings, Inc. †	78	5,887

Genuine Parts Co.	197	10,839

Heineken NV (Netherlands)	398	19,937

Kao Corp. (Japan)	1,100	29,198

Kroger Co. (The)	331	7,798

Lorillard, Inc.	72	8,022

McDonald’s Corp.	72	6,513

Metro AG (Germany)	273	12,000

Nestle SA (Switzerland)	1,189	73,700

PepsiCo, Inc.	141	9,085

Philip Morris International, Inc.	365	25,302

Procter & Gamble Co. (The)	323	20,569

Reckitt Benckiser Group PLC (United Kingdom)	422	22,412

Safeway, Inc.	640	11,731

Suedzucker AG (Germany)	383	13,402

Tesco PLC (United Kingdom)	4,192	25,732

W.W. Grainger, Inc.	108	16,643

Walgreen Co.	243	8,556

Woolworths, Ltd. (Australia)	422	11,402

		380,902

COMMON STOCKS (29.9%)* cont.	Shares	Value

Energy (1.9%)
BP PLC (United Kingdom)	4,396	$28,798

Caltex Australia, Ltd. (Australia)	844	9,819

Cameron International Corp. †	340	17,666

Chevron Corp.	214	21,167

Cimarex Energy Co.	184	13,081

Compton Petroleum Corp. (Rights) (Canada) †	229	49

Compton Petroleum Corp. (Canada) †	450	3,600

ConocoPhillips	102	6,943

Exxon Mobil Corp.	753	55,752

Halliburton Co.	530	23,516

JX Holdings, Inc. (Japan)	6,600	41,858

Marathon Oil Corp.	282	7,591

Marathon Petroleum Corp. †	141	5,225

Murphy Oil Corp.	232	12,431

Occidental Petroleum Corp.	32	2,776

Oceaneering International, Inc.	378	16,137

Peabody Energy Corp.	300	14,640

Petrofac, Ltd. (United Kingdom)	778	17,267

Royal Dutch Shell PLC Class A (United Kingdom)	707	23,705

Schlumberger, Ltd.	61	4,765

Stallion Oilfield Holdings, Ltd.	28	1,022

Valero Energy Corp.	768	17,449

Walter Energy, Inc.	51	4,169

		349,426
Financial (0.1%)
Assurant, Inc.	176	6,190

Broadridge Financial Solutions, Inc.	448	9,327

Nasdaq OMX Group, Inc. (The) †	266	6,302

		21,819
Financials (0.4%)
American Express Co.	143	7,109

Camden Property Trust R	339	22,652

Citigroup, Inc.	480	14,904

Developers Diversified Realty Corp. R	1,406	17,420

Goldman Sachs Group, Inc. (The)	59	6,857

Hartford Financial Services Group, Inc. (The)	419	8,020

		76,962
Health care (2.8%)
Abbott Laboratories	100	5,251

Aetna, Inc.	329	13,170

Allergan, Inc.	211	17,262

AmerisourceBergen Corp.	260	10,291

AstraZeneca PLC (United Kingdom)	1,005	47,629

Cardinal Health, Inc.	281	11,943

Eli Lilly & Co.	329	12,341

Forest Laboratories, Inc. †	422	14,449

Fresenius SE (Germany)	398	41,172

Gilead Sciences, Inc. †	452	18,028

COMMON STOCKS (29.9%)* cont.	Shares	Value

Health care cont.
Health Net, Inc. †	161	$3,975

Humana, Inc.	153	11,879

Johnson & Johnson	301	19,806

Laboratory Corp. of America Holdings †	96	8,019

Medco Health Solutions, Inc. †	254	13,752

Merck & Co., Inc.	277	9,174

Novartis AG (Switzerland)	375	21,936

Orion Oyj Class B (Finland)	621	13,976

Perrigo Co.	172	16,295

Pfizer, Inc.	803	15,241

Sanofi (France)	262	19,082

Takeda Pharmaceutical Co., Ltd. (Japan)	1,000	48,442

UnitedHealth Group, Inc.	444	21,099

Ventas, Inc. R	1,387	74,177

Waters Corp. †	176	14,057

		502,446
Insurance (0.5%)
Aflac, Inc.	156	5,884

Allied World Assurance Co. Holdings AG	129	6,695

American Financial Group, Inc.	26	865

Arch Capital Group, Ltd. †	78	2,627

Assured Guaranty, Ltd. (Bermuda)	142	1,916

Aviva PLC (United Kingdom)	6,234	34,411

Baloise Holding AG Class R (Switzerland)	160	14,172

Berkshire Hathaway, Inc. Class B †	153	11,169

Chubb Corp. (The)	79	4,889

Endurance Specialty Holdings, Ltd. (Bermuda)	134	4,845

RenaissanceRe Holdings, Ltd.	56	3,672

Travelers Cos., Inc. (The)	69	3,482

		94,627
Investment banking/Brokerage (0.5%)
Affiliated Managers Group †	79	6,886

Delek Group, Ltd. (Israel)	23	4,124

Kinnevik Investment AB Class B (Sweden)	1,478	31,571

Man Group PLC (United Kingdom)	10,462	37,930

Morgan Stanley	441	7,718

		88,229
Real estate (9.7%)
Acadia Realty Trust R	940	19,815

Alexander’s, Inc. R	45	19,481

Alexandria Real Estate Equities, Inc. R	313	22,790

Annaly Capital Management, Inc. R	453	8,213

Ashford Hospitality Trust, Inc. R	1,959	15,868

AvalonBay Communities, Inc. R	398	54,279

BioMed Realty Trust, Inc. R	951	17,394

Boston Properties, Inc. R	643	67,058

Brandywine Realty Trust R	1,422	14,135

BRE Properties R	546	27,442

COMMON STOCKS (29.9%)* cont.	Shares	Value

Real estate cont.
CBL & Associates Properties, Inc. R	1,774	$26,096

Colonial Properties Trust (Canada) R	1,052	22,113

CommonWealth REIT R	875	17,990

Digital Realty Trust, Inc. R	355	21,211

Douglas Emmett, Inc. R	1,073	19,357

Duke Realty Investments, Inc. R	1,370	16,262

DuPont Fabros Technology, Inc. R	745	17,247

Entertainment Properties Trust R	404	17,021

Equity Lifestyle Properties, Inc. R	329	22,675

Equity Residential Trust R	1,790	109,512

Essex Property Trust, Inc. R	163	23,399

Extra Space Storage, Inc. R	1,186	25,499

Federal Realty Investment Trust R	407	36,854

General Growth Properties R	2,204	30,063

Hang Lung Group, Ltd. (Hong Kong)	3,000	17,601

HCP, Inc. R	2,220	82,762

Health Care REIT, Inc. R	506	25,786

Hersha Hospitality Trust R	2,873	10,659

Highwoods Properties, Inc. R	598	19,590

Home Properties of NY, Inc. R	346	23,137

Hospitality Properties Trust R	1,153	27,072

Kimco Realty Corp. R	2,339	41,400

Lexington Realty Trust R	2,352	17,358

Liberty Property Trust R	1,015	34,449

Macerich Co. (The) R	793	38,889

Mack-Cali Realty Corp. R	645	20,092

Medical Properties Trust, Inc. R	1,979	21,156

Mid-America Apartment Communities, Inc. R	414	29,593

National Health Investors, Inc. R	398	18,189

National Retail Properties, Inc. R	711	19,382

Piedmont Office Realty Trust, Inc. Class A R	911	17,218

Post Properties, Inc. R	520	21,736

Prologis, Inc. R	2,092	56,965

Public Storage R	693	85,745

Rayonier, Inc. R	339	14,218

Realty Income Corp. R	533	18,484

Regency Centers Corp. R	414	17,082

Senior Housing Properties Trust R	874	20,792

Simon Property Group, Inc. R	1,668	195,990

SL Green Realty Corp. R	595	42,983

Sovran Self Storage, Inc. R	497	20,198

UDR, Inc. R	830	22,169

Vornado Realty Trust R	892	76,632

Weingarten Realty Investors R	766	18,667

Weyerhaeuser Co. R	239	4,309

Wheelock and Co., Ltd. (Hong Kong)	3,000	10,557

		1,762,634

COMMON STOCKS (29.9%)* cont.	Shares	Value

Technology (2.0%)
Accenture PLC Class A	415	$22,240

Amdocs, Ltd. (United Kingdom) †	191	5,247

Analog Devices, Inc.	185	6,109

Apple, Inc. †	158	60,803

Applied Materials, Inc.	1,353	15,316

CA, Inc.	289	6,066

Cisco Systems, Inc.	606	9,502

Dell, Inc. †	791	11,758

Fujitsu, Ltd. (Japan)	3,000	15,266

Google, Inc. Class A †	25	13,524

Harris Corp.	307	12,387

Hewlett-Packard Co.	460	11,974

IBM Corp.	155	26,646

Intel Corp.	535	10,770

L-3 Communications Holdings, Inc.	173	11,733

Microsoft Corp.	1,559	41,469

Nokia OYJ (Finland)	2,792	18,008

Novellus Systems, Inc. †	154	4,307

ON Semiconductor Corp. †	573	4,166

Oracle Corp.	309	8,674

QLogic Corp. †	605	8,452

SanDisk Corp. †	270	9,896

Seagate Technology	400	4,632

Teradata Corp. †	214	11,205

Teradyne, Inc. †	687	8,313

Western Digital Corp. †	173	5,102

		363,565
Transportation (0.2%)
ComfortDelgro Corp., Ltd. (Singapore)	12,000	13,703

Firstgroup PLC (United Kingdom)	1,048	6,244

United Continental Holdings, Inc. †	442	8,217

Yangzijiang Shipbuilding Holdings, Ltd. (China)	13,000	12,469

		40,633
Utilities and power (1.1%)
AES Corp. (The) †	668	7,254

Alliant Energy Corp.	99	4,016

Ameren Corp.	94	2,844

American Electric Power Co., Inc.	111	4,288

CMS Energy Corp.	187	3,684

DPL, Inc.	209	6,253

El Paso Corp.	1,871	35,811

Enel SpA (Italy)	3,946	19,287

Energias de Portugal (EDP) SA (Portugal)	11,299	37,135

Entergy Corp.	85	5,543

Exelon Corp.	362	15,609

NRG Energy, Inc. †	202	4,735

Public Power Corp. SA (Greece)	954	8,222

COMMON STOCKS (29.9%)* cont.	Shares	Value

Utilities and power cont.
Red Electrica Corp. SA (Spain)	672	$33,109

TECO Energy, Inc.	593	10,852

Westar Energy, Inc.	137	3,651

		202,293

Total common stocks (cost $5,093,610)		$5,440,492

CORPORATE BONDS AND NOTES (12.4%)*	Principal amount	Value

Basic materials (0.7%)
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019	$5,000	$6,493

ArcelorMittal sr. unsec. unsub. notes 7s, 2039 (France)	5,000	4,837

Associated Materials, LLC company
guaranty sr. notes 9 1/8s, 2017	5,000	4,400

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	5,000	5,013

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	5,000	6,497

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017 (Indonesia)	20,000	21,550

Georgia-Pacific, LLC 144A company guaranty sr. notes 5.4s, 2020	5,000	5,156

International Paper Co. sr. unsec. notes 9 3/8s, 2019	5,000	6,414

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015	5,000	4,975

Old All, Inc. company guaranty sr. unsec. notes 9s,
2014 (In default) † F	15,000	—

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
notes 5.2s, 2040 (Australia)	5,000	5,150

Sealed Air Corp. sr. notes 7 7/8s, 2017	10,000	10,525

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020	15,000	15,938

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016	5,000	5,113

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)	8,000	9,880

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)	5,000	5,875

Teck Resources Limited sr. notes 9 3/4s, 2014 (Canada)	1,000	1,207

Temple-Inland, Inc. sr. unsec. unsub. notes 6 5/8s, 2018	5,000	5,745

Tube City IMS Corp. company guaranty sr. unsec.
sub. notes 9 3/4s, 2015	5,000	4,988

		129,756
Capital goods (0.2%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016	25,000	25,188

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	10,000	12,588

Ryerson, Inc. company guaranty sr. notes 12s, 2015	5,000	5,131

		42,907
Communication services (2.0%)
American Tower Corp. sr. unsec. notes 7 1/4s, 2019	5,000	5,738

American Tower Corp. sr. unsec. notes 7s, 2017	5,000	5,819

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	10,000	11,503

CCH II, LLC/CCH II Capital company guaranty sr. unsec.
notes 13 1/2s, 2016	43,854	50,651

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	5,000	6,525

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	5,000	5,839

CORPORATE BONDS AND NOTES (12.4%)* cont.	Principal amount	Value

Communication services cont.
Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	$5,000	$5,227

CSC Holdings LLC sr. unsec. unsub. notes 8 1/2s, 2014	5,000	5,413

France Telecom notes 8 1/2s, 2031 (France)	5,000	6,654

Intelsat Jackson Holding Co. company guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)	20,000	20,900

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡	5,156	5,008

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)	14,000	13,580

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	5,000	6,492

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2014	26,000	26,325

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016	15,000	16,875

Qwest Communications International, Inc. company
guaranty Ser. B, 7 1/2s, 2014	100,000	101,250

SBA Tower Trust 144A company guaranty asset backed
notes 5.101s, 2017	10,000	10,408

Sprint Capital Corp. company guaranty 6 7/8s, 2028	40,000	35,800

Telefonica Emisones SAU company guaranty sr. unsec.
notes 5.462s, 2021 (Spain)	5,000	4,836

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	5,000	5,884

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	5,000	6,759

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2013	5,000	5,313

		362,799
Consumer cyclicals (1.8%)
Advance Auto Parts, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2020	5,000	5,511

Affinion Group Holdings, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2015	4,000	3,900

Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015	6,000	5,880

American Media, Inc. 144A notes 13 1/2s, 2018	320	300

Bon-Ton Department Stores, Inc. (The) company
guaranty 10 1/4s, 2014	5,000	4,513

Caesars Entertainment Operating Co., Inc. company
guaranty sr. notes 10s, 2018	52,000	40,820

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016	10,000	8,700

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2020	5,000	5,357

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	20,000	21,400

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	5,000	5,038

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	5,000	5,483

CORPORATE BONDS AND NOTES (12.4%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Echostar DBS Corp. sr. notes 6 3/8s, 2011	$35,000	$35,088

Expedia, Inc. company guaranty sr. unsec. notes 7.456s, 2018	5,000	5,625

Host Hotels & Resorts LP company guaranty sr. unsec.
unsub. notes Ser. Q, 6 3/4s, 2016 R	10,000	10,225

Isle of Capri Casinos, Inc. company guaranty 7s, 2014	6,000	5,775

Jarden Corp. company guaranty sr. unsec. sub. notes 7 1/2s, 2017	30,000	30,675

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	20,000	19,100

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	5,000	5,138

Liberty Media, LLC. debs. 8 1/4s, 2030	5,000	4,888

Mashantucket Western Pequot Tribe 144A bonds Ser. A,
8 1/2s, 2015 (In default) †	20,000	1,150

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	5,000	5,188

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016	5,000	5,063

QVC Inc. 144A sr. notes 7 1/8s, 2017	5,000	5,225

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
sr. notes 8 5/8s, 2017	10,000	9,625

Station Casinos, Inc. sr. sub. notes 6 7/8s,
2016 (In default) †	15,000	2

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	5,000	6,188

Travelport LLC company guaranty 9 7/8s, 2014	35,000	29,838

Vertis, Inc. company guaranty sr. notes 13 1/2s,
2014 (In default) † ‡‡ F	4,537	227

XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 13s, 2013	15,000	16,838

Yankee Candle Co. company guaranty sr. notes Ser. B,
8 1/2s, 2015	25,000	24,688

		327,448
Consumer staples (1.0%)
Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019	5,000	6,606

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 8.2s, 2039	5,000	7,299

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019	5,000	6,581

Claire’s Stores, Inc. 144A company guaranty sr. unsec.
notes 9 5/8s, 2015 (In default) †	14,099	12,090

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016	10,000	10,638

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	8,000	8,480

CVS Caremark Corp. jr. unsec. sub. bonds FRB 6.302s, 2037	5,000	4,875

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	10,000	11,738

Hertz Corp. company guaranty sr. unsec. notes 8 7/8s, 2014	4,000	4,050

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	10,000	11,589

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	15,000	17,625

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
company guaranty sr. unsec. notes 9 1/4s, 2015	5,000	5,088

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	5,000	4,863

CORPORATE BONDS AND NOTES (12.4%)* cont.	Principal amount	Value

Consumer staples cont.
Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017	$20,000	$17,500

Service Corporation International sr. unsec.
unsub. notes 6 3/4s, 2016	25,000	26,188

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	10,000	11,650

United Rentals North America, Inc. company
guaranty sr. unsec. unsub. notes 9 1/4s, 2019	10,000	10,425

		177,285
Energy (1.1%)
Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019	2,000	1,970

Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	5,000	5,831

BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 4 1/2s, 2020 (United Kingdom)	5,000	5,410

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017	5,000	5,000

Chesapeake Energy Corp. company guaranty 6 1/2s, 2017	15,000	15,638

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2021	3,000	2,880

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	5,000	5,550

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016	40,000	40,800

Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014	5,000	4,925

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	5,000	6,391

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	5,000	5,038

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s,
2014 (Canada) (In default) †	5,000	3,163

Peabody Energy Corp. company guaranty 7 3/8s, 2016	20,000	21,750

Petrobras International Finance Co. company
guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)	5,000	5,128

Plains Exploration & Production Co. company guaranty 7s, 2017	25,000	25,250

Pride International, Inc. sr. unsec. notes 7 7/8s, 2040	10,000	12,687

Weatherford Bermuda company guaranty sr. unsec.
notes 9 7/8s, 2039 (Switzerland)	10,000	14,463

Williams Cos., Inc. (The) notes 8 3/4s, 2032	11,000	14,273

Williams Cos., Inc. (The) notes 7 3/4s, 2031	4,000	4,792

		200,939
Financials (2.0%)
Ally Financial, Inc. company guaranty sr. unsec. notes 7s, 2012	3,000	3,023

Ally Financial, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2012	3,000	3,060

Ally Financial, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2012	6,000	6,060

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes FRN 2.454s, 2014	1,000	937

American Express Co. sr. unsec. notes 8 1/8s, 2019	20,000	25,699

BankAmerica Capital III bank guaranteed jr. unsec. FRN
0.819s, 2027	20,000	14,620

Barclays Bank PLC 144A jr. unsec. sub. notes FRN 6.86s,
2049 (United Kingdom)	15,000	11,625

CORPORATE BONDS AND NOTES (12.4%)* cont.	Principal amount	Value

Financials cont.
Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	$15,000	$17,710

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	5,000	5,126

Capital One Capital V company guaranty jr. unsec.
sub. notes 10 1/4s, 2039	5,000	5,191

CIT Group, Inc. 144A bonds 7s, 2017	40,000	39,500

Citigroup, Inc. unsec. sub. notes 5 5/8s, 2012	5,000	5,112

Commonwealth Bank of Australia 144A sr. unsec. notes 5s,
2019 (Australia)	5,000	5,354

Credit Suisse Guernsey, Ltd. jr. unsec. sub. notes FRN
5.86s, 2017 (United Kingdom)	10,000	8,650

Deutsche Bank Capital Funding Trust VII 144A jr. unsec.
sub. bonds FRB 5.628s, perpetual maturity	5,000	3,800

Developers Diversified Realty Corp. sr. unsec.
unsub. notes 7 7/8s, 2020 R	5,000	5,563

Erac USA Finance, LLC 144A sr. notes 4 1/2s, 2021	5,000	5,092

Fleet Capital Trust V bank guaranteed jr. sub. FRN 1.247s, 2028	10,000	6,096

General Electric Capital Corp. sr. unsec. FRN Ser. MTN,
0.478s, 2016	5,000	4,639

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	5,000	5,622

General Electric Capital Corp. sr. unsec. notes Ser. MTN,
6 7/8s, 2039	5,000	5,695

Genworth Financial, Inc. sr. unsec. unsub. notes 7 5/8s, 2021	5,000	4,438

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	5,000	5,687

Hartford Financial Services Group, Inc. (The) jr. unsec.
sub. debs. FRB 8 1/8s, 2038	5,000	5,040

HBOS Capital Funding LP 144A bank guaranty jr. unsec.
sub. FRB 6.071s, perpetual maturity (Jersey)	5,000	3,375

HSBC Holdings PLC sr. unsec. notes 5.1s, 2021
(United Kingdom)	5,000	5,364

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	15,000	14,213

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	5,000	4,525

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	5,000	5,088

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. notes FRN 7s, 2037	5,000	4,593

Lloyds TSB Bank PLC bank guaranty sr. unsec.
unsub. notes 6 3/8s, 2021 (United Kingdom)	10,000	10,433

Macquarie Bank Ltd. 144A unsec. sub. notes 6 5/8s, 2021 (Australia)	5,000	4,915

Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039	5,000	7,317

MetLife, Inc. sr. unsec. 6 3/4s, 2016	5,000	5,860

MPT Operating Partnership LP/MPT Finance Corp. 144A company
guaranty sr. notes 6 7/8s, 2021 R	5,000	4,763

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R	9,000	8,640

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037	10,000	9,900

Provident Funding Associates, LP/PFG Finance Corp. 144A
sr. notes 10 1/4s, 2017	5,000	5,025

Prudential Financial, Inc. sr. unsec.
unsub. notes Ser. MTNB, 5.1s, 2014	10,000	10,767

CORPORATE BONDS AND NOTES (12.4%)* cont.	Principal amount	Value

Financials cont.
Simon Property Group LP sr. unsec. unsub. notes 10.35s, 2019 R	$5,000	$6,890

State Street Capital Trust IV company guaranty jr. unsec.
sub. bonds FRB 1.247s, 2037	15,000	11,320

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	5,000	5,538

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	5,000	5,216

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	5,000	5,666

WEA Finance LLC/WT Finance Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	5,000	5,669

Willis Group Holdings Ltd. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2021 (United Kingdom)	10,000	10,356

		358,772
Health care (0.4%)
Aetna, Inc. sr. unsec. notes 6 1/2s, 2018	5,000	6,008

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017	20,000	20,950

HCA, Inc. sr. unsec. notes 6 1/4s, 2013	2,000	2,035

Select Medical Corp. company guaranty 7 5/8s, 2015	3,000	2,760

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	10,000	9,925

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡	5,492	5,519

Tenet Healthcare Corp. sr. notes 9s, 2015	5,000	5,300

UnitedHealth Group, Inc. sr. unsec. notes 5.8s, 2036	5,000	5,360

WellPoint, Inc. notes 7s, 2019	5,000	6,169

		64,026
Technology (0.6%)
Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	15,000	13,875

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	5,000	4,663

Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018	3,000	3,262

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015 ‡‡	52,501	49,351

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	3,000	3,143

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020	10,000	10,263

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015 F	16,000	15,760

KLA-Tencor Corp. sr. unsec. notes 6.9s, 2018	5,000	5,817

Lexmark International Inc, sr. unsec. notes 5.9s, 2013	5,000	5,327

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	4,000	4,080

		115,541
Transportation (0.1%)
Burlington Northern Santa Fe Corp. sr. unsec. notes 5 3/4s, 2018	5,000	5,851

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	5,000	5,244

		11,095
Utilities and power (2.5%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	15,000	15,750

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	5,000	6,754

CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019	5,000	6,044

CMS Energy Corp. sr. unsec. unsub. notes FRN 1.199s, 2013	10,000	9,800

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)	100,000	115,829

CORPORATE BONDS AND NOTES (12.4%)* cont.	Principal amount	Value

Utilities and power cont.
Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A,
6s, 2017	$5,000	$5,940

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019	110,000	67,100

Edison Mission Energy sr. unsec. notes 7.2s, 2019	10,000	6,650

El Paso Corp. sr. notes Ser. GMTN, 7 3/4s, 2032	5,000	5,594

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032	5,000	6,562

Electricite de France 144A notes 6.95s, 2039 (France)	5,000	6,208

Energy Future Holdings Corp. sr. notes 9 3/4s, 2019	35,000	34,388

Energy Future Intermediate Holding Co., LLC
sr. notes 9 3/4s, 2019	37,000	36,260

Energy Transfer Partners LP sr. unsec. unsub. notes 6.05s, 2041	5,000	4,798

Iberdrola International BV company guaranty sr. unsec.
unsub. notes 6 3/4s, 2036	5,000	5,431

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	5,000	5,359

Nevada Power Co. notes 6 1/2s, 2018	10,000	12,088

NGPL PipeCo, LLC 144A sr. unsec. notes 7.119s, 2017	5,000	5,396

NRG Energy, Inc. company guaranty 7 3/8s, 2017	5,000	5,163

Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012	8,289	8,291

PPL WEM Holdings PLC 144A sr. unsec. notes 5 3/8s, 2021
(United Kingdom)	15,000	15,873

PSEG Power, LLC company guaranty sr. unsec. notes 5.32s, 2016	4,000	4,489

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	5,000	5,031

Spectra Energy Capital, LLC company guaranty sr. unsec.
unsub. notes 6.2s, 2018	5,000	5,800

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019	10,000	13,395

Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes FRN
6.35s, 2067 (Canada)	10,000	10,081

Union Electric Co. 1st mtge. sr. sec. bonds 6.7s, 2019	5,000	6,088

Westar Energy, Inc. 1st mtge. sec. bonds 8 5/8s, 2018	15,000	20,253

Wisconsin Energy Corp. jr. unsec. sub. notes FRN 6 1/4s, 2067	10,000	9,900

		460,315

Total corporate bonds and notes (cost $2,219,714)		$2,250,883

INVESTMENT COMPANIES (10.7%)*	Shares	Value

Financial Select Sector SPDR Fund	928	$12,417

iShares MSCI EAFE Index Fund	1,351	72,400

Putnam Absolute Return 700 Fund (Class Y)	161,616	1,816,566

SPDR S&P 500 ETF Trust	309	37,717

SPDR S&P Midcap 400 ETF Trust	32	5,093

Total investment companies (cost $2,021,324)		$1,944,193

CONVERTIBLE PREFERRED STOCKS (7.4%)*	Shares	Value

Banking (0.6%)
Bank of America Corp. Ser. L, 7.25% cv. pfd.	62	$55,180

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	55	56,916

		112,096

CONVERTIBLE PREFERRED STOCKS (7.4%)* cont.	Shares	Value

Basic materials (0.3%)
Smurfit-Stone Container Corp. (Escrow) zero % cv. pfd. F	1,775	$18

Vale Capital II $3.375 cv. pfd. (Cayman Islands)	650	50,416

		50,434
Communication services (0.5%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	800	32,000

Crown Castle International Corp. $3.125 cum. cv. pfd.	910	55,055

		87,055
Consumer cyclicals (1.8%)
Callaway Golf Co. Ser. B, 7.50% cv. pfd.	210	20,423

FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	2,760	62,186

General Motors Co. Ser. B, $2.375 cv. pfd.	2,345	93,507

Interpublic Group of Cos, Inc. (The) Ser. B, 5.25% cv. pfd.	36	36,495

Nielsen Holdings NV $3.125 cv. pfd.	760	44,318

Retail Ventures, Inc. $3.312 cv. pfd.	535	36,551

Stanley Black & Decker, Inc. $4.75 cv. pfd.	390	43,120

		336,600
Consumer staples (0.4%)
Bunge, Ltd. $4.875 cv. pfd.	370	35,150

Dole Food Automatic Exchange 144A 7.00% cv. pfd.	1,470	15,891

Newell Financial Trust I $2.625 cum. cv. pfd.	650	28,113

		79,154
Energy (0.5%)
Apache Corp. Ser. D, $3.00 cv. pfd. S	705	41,154

Chesapeake Energy Corp. 144A 5.75% cv. pfd.	33	43,560

		84,714
Financials (1.3%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd.	1,375	34,361

AMG Capital Trust II $2.575 cv. pfd.	1,085	42,925

Citigroup, Inc. $7.50 cv. pfd.	585	55,388

Hartford Financial Services Group, Inc. (The)
$1.182 cv. pfd. S	1,095	23,303

Huntington Bancshares Ser. A, 8.50% cv. pfd.	33	36,300

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †	18	8

MetLife, Inc. $3.75 cv. pfd.	661	43,262

		235,547
Insurance (0.1%)
Assured Guaranty, Ltd. $4.25 cv. pfd. (Bermuda)	185	10,414

		10,414
Real estate (0.4%)
Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd.	1,760	34,227

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd.	725	35,967

		70,194
Technology (0.4%)
Lucent Technologies Capital Trust I 7.75% cv. pfd.	40	37,000

Unisys Corp. Ser. A, 6.25% cv. pfd.	540	32,063

		69,063
Transportation (0.1%)
Swift Mandatory Common Exchange Security Trust 144A
6.00% cv. pfd.	2,290	21,286

		21,286

CONVERTIBLE PREFERRED STOCKS (7.4%)* cont.	Shares	Value

Utilities and power (1.0%)
AES Trust III $3.375 cv. pfd.	1,085	$52,012

El Paso Energy Capital Trust I $2.375 cv. pfd.	965	42,882

Great Plains Energy, Inc. $6.00 cv. pfd.	705	42,913

PPL Corp. $4.375 cv. pfd.	850	47,014

		184,821

Total convertible preferred stocks (cost $1,370,446)		$1,341,378

CONVERTIBLE BONDS AND NOTES (7.1%)*	Principal amount	Value

Basic materials (0.3%)
Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	$18,000	$19,845

U.S. Steel Corp. cv. sr. unsec. notes 4s, 2014	11,000	13,200

USEC, Inc. cv. sr. unsec. notes 3s, 2014	20,000	12,050

		45,095
Capital goods (0.4%)
General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	39,000	41,243

Meritor, Inc. cv. company guaranty sr. unsec.
notes stepped-coupon 4 5/8s (0s, 3/1/16) 2026 ††	25,000	21,219

		62,462
Communication services (1.3%)
Clearwire Communications, LLC/Clearwire Finance, Inc.
144A cv. company guaranty sr. unsec. notes 8 1/4s, 2040	41,000	28,261

Cogent Communication Group, Inc. cv. sr. unsec. notes 1s, 2027	23,000	19,090

Equinix, Inc. cv. sr. unsec. sub. notes 4 3/4s, 2016	35,000	46,813

Leap Wireless International, Inc. cv. sr. unsec.
notes 4 1/2s, 2014	46,000	40,653

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 6 1/2s, 2016	25,000	41,406

Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s, 2016
(United Kingdom)	41,000	64,319

		240,542
Consumer cyclicals (1.3%)
CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	12,000	13,710

Charming Shoppes, Inc. cv. sr. unsec. notes 1 1/8s, 2014	47,000	41,889

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	20,000	28,700

Icahn Enterprises LP 144A cv. sr. unsec. notes FRN 4s, 2013	25,000	23,845

Lennar Corp. 144A cv. sr. notes 2 3/4s, 2020	15,000	14,438

Liberty Media, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	63,000	35,834

Live Nation Entertainment, Inc. cv. sr. unsec.
notes 2 7/8s, 2027	50,000	45,625

MGM Resorts International Co. cv. company
guaranty sr. unsec. notes 4 1/4s, 2015	15,000	14,419

XM Satellite Radio, Inc. 144A cv. company
guaranty sr. unsec. sub. notes 7s, 2014	17,000	22,164

		240,624
Consumer staples (0.2%)
Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	15,000	15,525

Spartan Stores, Inc. cv. sr. unsec. notes 3 3/8s, 2027	27,000	25,650

		41,175

CONVERTIBLE BONDS AND NOTES (7.1%)* cont.	Principal amount	Value

Energy (0.7%)
Endeavour International Corp. 144A cv. company
guaranty sr. unsec. notes 5 1/2s, 2016	$24,000	$21,300

Global Industries, Ltd. cv. sr. unsec. notes 2 3/4s, 2027	20,000	12,226

Helix Energy Solutions Group, Inc. cv. sr. unsec.
unsub. notes 3 1/4s, 2025	47,000	46,648

James River Coal Co. 144A cv. sr. unsec. notes 3 1/8s, 2018	18,000	13,410

Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	25,000	29,281

Trico Marine Services, Inc. cv. sr. unsec. debs. 3s,
2027 (In default) †	15,000	675

		123,540
Financials (0.9%)
Ares Capital Corp. 144A cv. sr. unsec. notes 5 3/4s, 2016	19,000	18,793

CapitalSource, Inc. cv. company guaranty sr. unsec.
sub. notes 7 1/4s, 2037	10,000	10,263

Digital Realty Trust LP 144A cv. sr. unsec. notes 5 1/2s, 2029 R	15,000	22,163

iStar Financial, Inc. cv. sr. unsec. unsub. notes FRN
0.746s, 2012 R	25,000	22,200

KKR Financial Holdings, LLC cv. sr. unsec. notes 7 1/2s,
2017	18,000	23,850

MF Global Holdings Ltd. cv. sr. unsec. notes 9s, 2038	28,000	30,205

Morgans Hotel Group Co. cv. sr. sub. notes 2 3/8s, 2014	25,000	21,094

Tower Group, Inc. 144A cv. sr. unsec. notes 5s, 2014	21,000	22,523

		171,091
Health care (0.7%)
Brookdale Senior Living, Inc. cv. sr. unsec.
unsub. notes 2 3/4s, 2018	17,000	14,089

China Medical Technologies, Inc. cv. sr. unsec.
bonds Ser. CMT, 4s, 2013 (China)	32,000	21,840

China Medical Technologies, Inc. 144A cv. sr. unsec.
notes 6 1/4s, 2016 (China)	14,000	9,293

Hologic, Inc. cv. sr. unsec. notes stepped-coupon 2s (0s,
12/15/16) 2037 ††	15,000	15,956

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s
(0s, 12/15/13) 2037 ††	20,000	18,950

LifePoint Hospitals, Inc. cv. sr. unsec. sub. notes 3 1/4s, 2025	12,000	12,285

Providence Service Corp. (The) cv. sr. unsec.
sub. notes 6 1/2s, 2014	9,000	8,888

Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	25,000	27,906

		129,207
Technology (1.2%)
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	37,000	37,231

EnerSys cv. sr. unsec. notes stepped-coupon 3 3/8s (0s,
6/1/15) 2038 ††	11,000	10,615

ON Semiconductor Corp. cv. company guaranty sr. unsec.
sub. notes 2 5/8s, 2026	20,000	21,175

Powerwave Technologies, Inc. cv. sr. unsec.
sub. notes 3 7/8s, 2027	38,000	31,588

Quantum Corp. 144A cv. sr. unsec. sub. notes 3 1/2s, 2015	17,000	15,371

CONVERTIBLE BONDS AND NOTES (7.1%)* cont.	Principal amount	Value

Technology cont.
Safeguard Scientifics, Inc. cv. sr. unsec.
sub. notes 10 1/8s, 2014	$55,000	$72,727

TeleCommunication Systems, Inc. 144A cv. sr. unsec.
notes 4 1/2s, 2014	27,000	24,840

		213,547
Transportation (0.1%)
AMR Corp. cv. company guaranty sr. unsub. notes 6 1/4s, 2014	17,000	12,729

Genco Shipping & Trading, Ltd. cv. sr. unsec. notes 5s, 2015	17,000	11,645

		24,374

Total convertible bonds and notes (cost $1,235,128)		$1,291,657

MORTGAGE-BACKED SECURITIES (1.4%)*	Principal amount	Value

Banc of America Commercial Mortgage, Inc.
Ser. 08-1, Class A3, 6.357s, 2051	$20,000	$21,523
Ser. 07-2, Class A2, 5.634s, 2049	10,043	10,196

Commercial Mortgage Pass-Through Certificates FRB
Ser. 04-LB3A, Class B, 5.527s, 2037	25,000	26,520

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.993s, 2039	9,226	9,330
FRB Ser. 07-C3, Class AAB, 5.903s, 2039	21,000	22,683
Ser. 07-C1, Class AAB, 5.336s, 2040	18,000	19,008

CS First Boston Mortgage Securities Corp. 144A Ser. 03-C3,
Class AX, IO, 1.912s, 2038	181,653	3,959

GS Mortgage Securities Corp. II Ser. 06-GG6, Class A2,
5.506s, 2038	8,590	8,719

GS Mortgage Securities Corp. II 144A Ser. 03-C1, Class X1,
IO, 1s, 2040	135,932	1,017

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 07-LDPX, Class A3S, 5.317s, 2049	14,000	14,328
Ser. 06-LDP9, Class A2S, 5.298s, 2047	12,000	12,049
Ser. 04-CB8, Class B, 4 1/2s, 2039	10,000	9,550
FRB Ser. 05-CB13, Class X2, IO, 0.036s, 2043	27,323,120	7,159

LB Commercial Conduit Mortgage Trust 144A Ser. 98-C4,
Class J, 5.6s, 2035	2,000	2,058

LB-UBS Commercial Mortgage Trust Ser. 03-C5, Class F,
4.843s, 2037	10,000	9,300

LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C2, Class XCL, IO, 0.338s, 2040	270,341	2,070
Ser. 06-C1, Class XCL, IO, 0.169s, 2041	288,242	2,975

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A2,
5.918s, 2050	24,285	24,563

Merrill Lynch/Countrywide Commercial Mortgage Trust
Ser. 07-5, Class A3, 5.364s, 2048	25,000	25,369

Wachovia Bank Commercial Mortgage Trust FRB Ser. 07-C32,
Class A2, 5.926s, 2049	14,409	14,552

Total mortgage-backed securities (cost $245,901)		$246,928

U.S. TREASURY OBLIGATIONS (0.9%)*		Principal amount		Value

U.S. Treasury Bonds 4 3/8s, May 15, 2041			$69,000	$79,089

U.S. Treasury Notes
3 1/8s, April 30, 2013			38,000	39,859
1 1/2s, June 30, 2016			38,000	39,084

Total U.S. treasury obligations (cost $157,787)				$158,032

UNITS (0.2%)*			Units	Value

Ashland, Inc. cv. jr. unsec. sub. debs. units 6 1/2s, 2029			45,000	$38,250

Total units (cost $41,508)				$38,250

MUNICIPAL BONDS AND NOTES (0.2%)*		Principal amount		Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34			$10,000	$11,869

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49			10,000	11,710

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40			5,000	5,164

Total municipal bonds and notes (cost $25,070)				$28,743

PREFERRED STOCKS (0.1%)*			Shares	Value

Ally Financial, Inc. 144A Ser. G, 7.00% cum. pfd.			5	$3,805

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			430	9,147

Total preferred stocks (cost $14,308)				$12,952

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$0.01	6,345	$1,523

Total warrants (cost $1,269)				$1,523

SHORT-TERM INVESTMENTS (31.6%)*	Principal amount/shares			Value

Putnam Cash Collateral Pool, LLC 0.17% [d]			56,325	$56,325

SSgA Prime Money Market Fund 0.04% i P			20,000	20,000

Putnam Money Market Liquidity Fund 0.05% [e]			5,346,035	5,346,035

U.S. Treasury Bills with effective yields ranging from
0.102% to 0.105%, July 26, 2012 ##			$120,000	119,885

U.S. Treasury Bills with effective yields ranging from
0.073% to 0.075%, June 28, 2012 # ##			130,000	129,920

U.S. Treasury Bills with effective yields ranging from
0.128% to 0.131%, May 3, 2012 ##			84,000	83,901

Total short-term investments (cost $5,756,066)				$5,756,066

TOTAL INVESTMENTS

Total investments (cost $18,182,131)				$18,511,097

Key to holding’s abbreviations
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNB	Medium Term Notes Class B
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2011 through August 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $18,210,096.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $4,090,540 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $14,469,714) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	9/21/11	$3,092	$3,158	$(66)

	British Pound	Sell	9/21/11	17,050	17,087	37

	Euro	Buy	9/21/11	108,834	107,597	1,237

	Japanese Yen	Buy	9/21/11	14,813	14,714	99

	Mexican Peso	Buy	9/21/11	138	143	(5)

	Norwegian Krone	Buy	9/21/11	22,945	22,725	220

	Swedish Krona	Sell	9/21/11	3,091	3,056	(35)

	Swiss Franc	Sell	9/21/11	4,475	4,599	124

Barclays Bank PLC

	Australian Dollar	Sell	9/21/11	5,864	5,750	(114)

	British Pound	Buy	9/21/11	20,136	20,185	(49)

	Euro	Buy	9/21/11	63,402	62,642	760

	Hong Kong Dollar	Sell	9/21/11	1,259	1,258	(1)

	Japanese Yen	Buy	9/21/11	4,214	4,186	28

	Mexican Peso	Buy	9/21/11	130	135	(5)

	New Zealand Dollar	Sell	9/21/11	47,340	48,211	871

	Swedish Krona	Buy	9/21/11	6,260	6,187	73

	Swiss Franc	Buy	9/21/11	5,842	6,012	(170)

Citibank, N.A.

	Australian Dollar	Sell	9/21/11	3,412	3,485	73

	British Pound	Buy	9/21/11	18,999	19,080	(81)

	Canadian Dollar	Sell	9/21/11	51,343	52,535	1,192

	Danish Krone	Buy	9/21/11	21,595	21,335	260

	Euro	Buy	9/21/11	352,523	348,137	4,386

	Hong Kong Dollar	Sell	9/21/11	424	423	(1)

	Norwegian Krone	Sell	9/21/11	1,771	1,754	(17)

	Singapore Dollar	Sell	9/21/11	13,371	13,362	(9)

	South African Rand	Buy	9/21/11	1,439	1,494	(55)

	Swiss Franc	Buy	9/21/11	14,916	15,351	(435)

Credit Suisse AG

	Australian Dollar	Sell	9/21/11	37,850	38,652	802

	British Pound	Buy	9/21/11	67,714	67,861	(147)

	Canadian Dollar	Sell	9/21/11	2,450	2,505	55

	Euro	Sell	9/21/11	167,348	165,314	(2,034)

	Japanese Yen	Buy	9/21/11	160,426	159,212	1,214

	Mexican Peso	Buy	9/21/11	146	152	(6)

	Norwegian Krone	Buy	9/21/11	25,163	24,872	291

	Swiss Franc	Sell	9/21/11	5,221	5,369	148

Deutsche Bank AG

	Australian Dollar	Buy	9/21/11	21,750	22,211	(461)

	British Pound	Sell	9/21/11	2,923	2,929	6

	Euro	Buy	9/21/11	21,422	21,158	264

	Mexican Peso	Buy	9/21/11	68,795	72,108	(3,313)

	Swiss Franc	Buy	9/21/11	2,113	2,173	(60)

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $14,469,714) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International

	British Pound	Sell	9/21/11	$12,179	$12,208	$29

	Euro	Buy	9/21/11	37,380	36,912	468

	Japanese Yen	Sell	9/21/11	211,012	209,514	(1,498)

	Norwegian Krone	Sell	9/21/11	2,088	2,066	(22)

	Swedish Krona	Sell	9/21/11	2,665	2,682	17

	Swiss Franc	Buy	9/21/11	2,486	2,558	(72)

HSBC Bank USA, National Association

	Australian Dollar	Buy	9/21/11	389,692	398,092	(8,400)

	British Pound	Sell	9/21/11	117,566	117,877	311

	Euro	Sell	9/21/11	195,095	192,728	(2,367)

	Hong Kong Dollar	Sell	9/21/11	6,089	6,082	(7)

	New Zealand Dollar	Sell	9/21/11	18,562	18,877	315

	Norwegian Krone	Buy	9/21/11	4,753	4,710	43

	Singapore Dollar	Sell	9/21/11	1,993	1,994	1

	Swiss Franc	Sell	9/21/11	2,859	2,943	84

JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	9/21/11	103,420	105,593	2,173

	British Pound	Buy	9/21/11	11,042	11,067	(25)

	Canadian Dollar	Buy	9/21/11	101,870	104,216	(2,346)

	Euro	Sell	9/21/11	5,268,865	5,202,933	(65,932)

	Hong Kong Dollar	Sell	9/21/11	128	128	—

	Hungarian Forint	Sell	9/21/11	273	268	(5)

	Japanese Yen	Buy	9/21/11	3,084	3,062	22

	Mexican Peso	Buy	9/21/11	11,950	12,443	(493)

	Singapore Dollar	Sell	9/21/11	4,402	4,398	(4)

	South African Rand	Buy	9/21/11	755	783	(28)

	Swiss Franc	Buy	9/21/11	1,865	1,918	(53)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	9/21/11	2,559	2,610	(51)

	British Pound	Buy	9/21/11	12,016	12,047	(31)

	Euro	Sell	9/21/11	142,763	141,025	(1,738)

	Israeli Shekel	Buy	9/21/11	1,796	1,832	(36)

	Japanese Yen	Sell	9/21/11	1,331	1,322	(9)

	Norwegian Krone	Sell	9/21/11	2,237	2,210	(27)

	Swedish Krona	Buy	9/21/11	410	405	5

	Swiss Franc	Sell	9/21/11	4,351	4,547	196

State Street Bank and Trust Co.

	Australian Dollar	Sell	9/21/11	63,332	64,674	1,342

	British Pound	Sell	9/21/11	56,347	56,467	120

	Canadian Dollar	Buy	9/21/11	27,662	28,301	(639)

	Euro	Sell	9/21/11	190,495	188,205	(2,290)

	Israeli Shekel	Sell	9/21/11	6,790	6,914	124

	Japanese Yen	Buy	9/21/11	45,850	45,521	329

	Mexican Peso	Sell	9/21/11	54,092	56,301	2,209

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $14,469,714) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Norwegian Krone	Buy	9/21/11	$25,070	$24,835	$235

	Swedish Krona	Buy	9/21/11	12,568	12,422	146

UBS AG

	Australian Dollar	Sell	9/21/11	78,685	80,356	1,671

	British Pound	Buy	9/21/11	221,978	222,501	(523)

	Canadian Dollar	Sell	9/21/11	74,514	76,200	1,686

	Euro	Buy	9/21/11	41,262	40,759	503

	Israeli Shekel	Buy	9/21/11	1,796	1,829	(33)

	Japanese Yen	Sell	9/21/11	35,964	35,713	(251)

	Mexican Peso	Sell	9/21/11	26,022	27,079	1,057

	Norwegian Krone	Sell	9/21/11	60,001	59,423	(578)

	South African Rand	Buy	9/21/11	542	561	(19)

	Swedish Krona	Buy	9/21/11	3,800	3,697	103

	Swiss Franc	Buy	9/21/11	19,018	19,571	(553)

Westpac Banking Corp.

	Australian Dollar	Sell	9/21/11	86,468	88,272	1,804

	British Pound	Sell	9/21/11	72,585	72,744	159

	Euro	Buy	9/21/11	5,258,513	5,194,432	64,081

	Japanese Yen	Buy	9/21/11	52,131	51,770	361

Total						$(3,360)

FUTURES CONTRACTS OUTSTANDING at 8/31/11 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	(depreciation)

S&P 500 Index E-Mini (Short)	10	$608,875	Sep-11	$(38,708)

Total				$(38,708)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/11 (Unaudited)

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A.
$622,000	$—	7/15/13	0.6375%	3 month USD-
				LIBOR-BBA	$(2,129)

377,000	—	7/15/21	3 month USD-
			LIBOR-BBA	3.0225%	23,412

264,000	—	7/15/31	3.7297%	3 month USD-
				LIBOR-BBA	(27,840)

338,500	21,292	7/26/21	4.5475%	3 month USD-
				LIBOR-BBA	(46,717)

677,000	42,600	7/26/21	4.52%	3 month USD-
				LIBOR-BBA	(91,712)

566,000	36,479	8/17/21	4.49%	3 month USD-
				LIBOR-BBA	(72,886)

JPMorgan Chase Bank, N.A.
1,734,100	(7,005)	8/3/21	3 month USD-
			LIBOR-BBA	2.92%	81,146

Total					$(136,726)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/11 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Deutsche Bank AG
Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB-	$—	EUR 10,000	9/20/13	477 bp	$624

JPMorgan Chase Bank, N.A.
DJ CDX EM Series 15
Version 1 Index	Ba1	(200,000)	$1,600,000	6/20/16	500 bp	(17,484)

DJ CDX NA HY Series
16 Index	B+	5,375	2,150,000	6/20/16	500 bp	(82,644)

Total						$(99,504)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2011.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$74,360	$172,305	$—

Capital goods	108,427	165,167	—

Communication services	99,038	136,421	—

Conglomerates	29,180	40,728	—

Consumer cyclicals	256,350	180,812	26

Consumer staples	173,119	207,783	—

Energy	226,957	122,469	—

Financials	1,974,598	363,815	—

Health care	310,209	192,237	—

Technology	330,291	33,274	—

Transportation	8,217	32,416	—

Utilities and power	104,540	97,753	—

Total common stocks	3,695,286	1,745,180	26

Convertible bonds and notes	$—	$1,291,657	$—

Convertible preferred stocks	—	1,341,360	18

Corporate bonds and notes	—	2,234,896	15,987

Investment Companies	1,944,193	—	—

Mortgage-backed securities	—	246,928	—

Municipal bonds and notes	—	28,743	—

Preferred stocks	—	12,952	—

U.S. Treasury Obligations	—	158,032	—

Units	—	38,250	—

Warrants	—	—	1,523

Short-term investments	5,366,035	390,031	—

Totals by level	$11,005,514	$7,488,029	$17,554

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(3,360)	$—

Futures contracts	(38,708)	—	—

Interest rate swap contracts	—	(230,092)	—

Credit default contracts	—	95,121	—

Totals by level	$(38,708)	$(138,331)	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/11 (Unaudited)

ASSETS

Investment in securities, at value, including $54,405 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $10,891,802)	$11,292,171
Affiliated issuers (identified cost $7,290,329) (Notes 1, 6 and 7)	7,218,926

Dividends, interest and other receivables	93,598

Receivable for shares of the fund sold	452

Receivable for investments sold	18,250

Unrealized appreciation on swap contracts (Note 1)	105,182

Unrealized appreciation on forward currency contracts (Note 1)	91,734

Receivable from Manager (Note 2)	13,597

Premium paid on swap contracts (Note 1)	207,005

Total assets	19,040,915

LIABILITIES

Payable to custodian	3,798

Payable for variation margin (Note 1)	6,475

Distributions payable to shareholders	4,823

Payable for investments purchased	75,390

Payable for shares of the fund repurchased	1,463

Payable for investor servicing fees (Note 2)	1,943

Payable for custodian fees (Note 2)	25,312

Payable for Trustee compensation and expenses (Note 2)	27,671

Payable for administrative services (Note 2)	68

Payable for distribution fees (Note 2)	8,927

Payable for audit expense	43,943

Unrealized depreciation on forward currency contracts (Note 1)	95,094

Premium received on swap contracts (Note 1)	105,746

Unrealized depreciation on swap contracts (Note 1)	341,412

Collateral on securities loaned, at value (Note 1)	56,325

Collateral on certain derivative contracts, at value (Note 1)	20,000

Other accrued expenses	12,429

Total liabilities	830,819

Net assets	$18,210,096

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$31,802,796

Undistributed net investment income (Note 1)	58,965

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(13,702,352)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	50,687

Total — Representing net assets applicable to capital shares outstanding	$18,210,096

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($12,864,330 divided by 1,384,317 shares)	$9.29

Offering price per class A share (100/96.00 of $9.29)*	$9.68

Net asset value and offering price per class B share ($1,029,804 divided by 111,217 shares)**	$9.26

Net asset value and offering price per class C share ($2,598,342 divided by 280,482 shares)**	$9.26

Net asset value and redemption price per class M share ($411,227 divided by 44,334 shares)	$9.28

Offering price per class M share (100/96.75 of $9.28)‡	$9.59

Net asset value, offering price and redemption price per class R share
($1,170 divided by 126 shares)†	$9.31

Net asset value, offering price and redemption price per class Y share
($1,305,223 divided by 140,257 shares)	$9.31

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

‡ On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 8/31/11 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $146) (including interest income of $1,695 from investments
in affiliated issuers) (Note 6)	$172,504

Dividends (net of foreign tax of $2,772)	125,980

Securities lending (Note 1)	83

Total investment income	298,567

EXPENSES

Compensation of Manager (Note 2)	53,159

Investor servicing fees (Note 2)	13,571

Custodian fees (Note 2)	23,264

Trustee compensation and expenses (Note 2)	583

Administrative services (Note 2)	322

Distribution fees — Class A (Note 2)	18,515

Distribution fees — Class B (Note 2)	5,595

Distribution fees — Class C (Note 2)	15,329

Distribution fees — Class M (Note 2)	1,415

Distribution fees — Class R (Note 2)	3

Reports to shareholders	13,012

Auditing	44,285

Other	2,604

Fees waived and reimbursed by Manager (Note 2)	(65,705)

Total expenses	125,952

Expense reduction (Note 2)	(190)

Net expenses	125,762

Net investment income	172,805

Net realized gain on investments (Notes 1 and 3)	1,042,985

Net realized loss on swap contracts (Note 1)	(48,473)

Net realized gain on futures contracts (Note 1)	27,345

Net realized loss on foreign currency transactions (Note 1)	(5,287)

Net realized gain on written options (Notes 1 and 3)	100,371

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	10,899

Net unrealized depreciation of investments, futures contracts, swap contracts and written
options during the period	(2,124,496)

Net loss on investments	(996,656)

Net decrease in net assets resulting from operations	$(823,851)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 8/31/11*	Year ended 2/28/11

Operations:
Net investment income	$172,805	$486,911

Net realized gain on investments
and foreign currency transactions	1,116,941	1,056,020

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(2,113,597)	586,966

Net increase (decrease) in net assets resulting from operations	(823,851)	2,129,897

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(152,455)	(368,773)

Class B	(7,435)	(18,444)

Class C	(19,543)	(58,046)

Class M	(3,667)	(8,417)

Class R	(11)	(28)

Class Y	(17,026)	(48,773)

Redemption fees (Note 1)	—	3

Decrease from capital share transactions (Note 4)	(1,291,504)	(445,636)

Total increase (decrease) in net assets	(2,315,492)	1,181,783

NET ASSETS

Beginning of period	20,525,588	19,343,805

End of period (including undistributed net investment
income of $58,965 and $86,297, respectively)	$18,210,096	$20,525,588

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [e]	(%)

Class A
August 31, 2011**	$9.76	.09	(.46)	(.37)	(.10)	—	(.10)	—	$9.29	(3.80) *	$12,864	.54 *	.91 *	56 *
February 28, 2011	9.00	.25	.76	1.01	(.25)	—	(.25)	— [b]	9.76	11.45	14,224.97		2.65	72
February 28, 2010	6.69	.36	2.54	2.90	(.59)	—	(.59)	— [b]	9.00	44.22	13,694.75		4.31	93 [f]
February 28, 2009	10.42	.45	(3.49)	(3.04)	(.69)	—	(.69)	— [b]	6.69	(30.00)	9,116.74		4.92	145 [f]
February 29, 2008	11.06	.45	(.60)	(.15)	(.44)	(.05)	(.49)	— [b]	10.42	(1.42)	14,503.71		4.09	112 [f]
February 28, 2007	10.44	.45	.62	1.07	(.44)	(.01)	(.45)	— [b]	11.06	10.53	12,621.75		4.21	83 [f]

Class B
August 31, 2011**	$9.72	.05	(.44)	(.39)	(.07)	—	(.07)	—	$9.26	(4.08) *	$1,030	.91 *	.53 *	56*
February 28, 2011	8.97	.17	.77	.94	(.19)	—	(.19)	— [b]	9.72	10.58	1,180	1.72	1.87	72
February 28, 2010	6.67	.30	2.52	2.82	(.52)	—	(.52)	— [b]	8.97	43.13	846	1.50	3.69	93 [f]
February 28, 2009	10.39	.38	(3.48)	(3.10)	(.62)	—	(.62)	— [b]	6.67	(30.55)	876	1.49	4.14	145 [f]
February 29, 2008	11.03	.36	(.58)	(.22)	(.37)	(.05)	(.42)	— [b]	10.39	(2.14)	1,669	1.46	3.34	112 [f]
February 28, 2007	10.43	.37	.61	.98	(.37)	(.01)	(.38)	— [b]	11.03	9.60	1,068	1.50	3.50	83 [f]

Class C
August 31, 2011**	$9.72	.05	(.45)	(.40)	(.06)	—	(.06)	—	$9.26	(4.11) *	$2,598	.91 *	.53 *	56 *
February 28, 2011	8.97	.18	.76	.94	(.19)	—	(.19)	— [b]	9.72	10.56	3,120	1.72	1.90	72
February 28, 2010	6.67	.29	2.54	2.83	(.53)	—	(.53)	— [b]	8.97	43.15	2,940	1.50	3.55	93 [f]
February 28, 2009	10.40	.38	(3.49)	(3.11)	(.62)	—	(.62)	— [b]	6.67	(30.60)	2,159	1.49	4.22	145 [f]
February 29, 2008	11.04	.36	(.58)	(.22)	(.37)	(.05)	(.42)	— [b]	10.40	(2.13)	2,556	1.46	3.30	112 [f]
February 28, 2007	10.43	.37	.62	.99	(.37)	(.01)	(.38)	— [b]	11.04	9.69	1,090	1.50	3.48	83 [f]

Class M
August 31, 2011**	$9.74	.07	(.45)	(.38)	(.08)	—	(.08)	—	$9.28	(3.91) *	$411	.74 *	.70 *	56 *
February 28, 2011	8.98	.20	.77	.97	(.21)	—	(.21)	— [b]	9.74	10.90	445	1.47	2.17	72
February 28, 2010	6.68	.31	2.53	2.84	(.54)	—	(.54)	— [b]	8.98	43.41	388	1.25	3.68	93 [f]
February 28, 2009	10.40	.41	(3.48)	(3.07)	(.65)	—	(.65)	— [b]	6.68	(30.33)	95	1.24	4.41	145 [f]
February 29, 2008	11.04	.39	(.59)	(.20)	(.39)	(.05)	(.44)	— [b]	10.40	(1.92)	160	1.21	3.59	112 [f]
February 28, 2007	10.43	.40	.61	1.01	(.39)	(.01)	(.40)	— [b]	11.04	9.93	159	1.25	3.71	83 [f]

Class R
August 31, 2011**	$9.77	.08	(.45)	(.37)	(.09)	—	(.09)	—	$9.31	(3.82) *	$1	.66 *	.78 *	56 *
February 28, 2011	9.01	.22	.77	.99	(.23)	—	(.23)	— [b]	9.77	11.15	1	1.22	2.40	72
February 28, 2010	6.69	.34	2.55	2.89	(.57)	—	(.57)	— [b]	9.01	44.04	1	1.00	4.07	93 [f]
February 28, 2009	10.43	.43	(3.50)	(3.07)	(.67)	—	(.67)	— [b]	6.69	(30.24)	1.99		4.68	145 [f]
February 29, 2008	11.06	.42	(.58)	(.16)	(.42)	(.05)	(.47)	— [b]	10.43	(1.57)	1.96		3.87	112 [f]
February 28, 2007	10.44	.42	.62	1.04	(.41)	(.01)	(.42)	— [b]	11.06	10.23	1	1.00	3.95	83 [f]

Class Y
August 31, 2011**	$9.77	.10	(.44)	(.34)	(.12)	—	(.12)	—	$9.31	(3.57) *	$1,305	.41 *	1.03 *	56 *
February 28, 2011	9.01	.27	.77	1.04	(.28)	—	(.28)	— [b]	9.77	11.73	1,555.72		2.90	72
February 28, 2010	6.70	.45	2.47	2.92	(.61)	—	(.61)	— [b]	9.01	44.53	1,474.50		5.71	93 [f]
February 28, 2009	10.43	.47	(3.49)	(3.02)	(.71)	—	(.71)	— [b]	6.70	(29.81)	21,393.49		5.20	145 [f]
February 29, 2008	11.07	.42	(.54)	(.12)	(.47)	(.05)	(.52)	— [b]	10.43	(1.19)	37,444.46		3.89	112 [f]
February 28, 2007	10.45	.48	.62	1.10	(.47)	(.01)	(.48)	— [b]	11.07	10.77	109.50		4.48	83 [f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

50	51

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitations and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2011	0.32%

February 28, 2011	0.82

February 28, 2010	1.12

February 28, 2009	0.99

February 29, 2008	1.05

February 28, 2007	2.94

f Portfolio turnover excludes dollar-roll transactions.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Retirement Income Fund Lifestyle 3, effective June 16, 2011 the fund name was changed from Putnam Income Strategies Fund, (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks current income consistent with what Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes to be prudent risk. The fund’s secondary objective is capital appreciation. The fund invests mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies and in Putnam Absolute Return 700 Fund, which is a Putnam mutual fund we refer to as the underlying fund. The fund may invest without limit in bonds that are either investment-grade or below investment-grade in quality (sometimes referred to as “junk bonds”) and have short- to long-term maturities. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of companies of any size. The fund may consider, among other factors, credit, interest rate, and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments, and, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, which may include common or preferred stocks. The fund may also select other investments that do not fall within these asset classes. The fund may also use to a significant extent derivatives, such as futures, options, warrants, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively (as of June 16, 2011, these rates were reduced from 5.75% and 3.50%, respectively), and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to June 16, 2011, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective June 16, 2011, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from March 1, 2011 through August 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other investment companies are based on their net asset value (NAV), which are classified as Level 1. The NAV of an investment company equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

G) Futures contracts The fund uses futures contracts to hedge interest rate risk, to gain exposure to interest rates, to hedge prepayment risk, to equitize cash, and to manage exposure to market risk. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 56 on futures contracts for the reporting period.

H) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk and to generate additional income for the portfolio. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund did not have any activity on purchased options contracts during the reporting period.

I) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk, and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

J) Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $5,100,000 on interest rate swap contracts for the reporting period.

K) Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $1,700,000 on credit default swap contracts for the reporting period.

L) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $328,657 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $289,831.

M) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $54,405 and the fund received cash collateral of $56,325.

N) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

O) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At February 28, 2011, the fund had a capital loss carryover of $14,663,424 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$4,188,928	February 28, 2017

10,474,496	February 28, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 29, 2012 $72,606 of losses recognized during the period from November 1, 2010 to February 28, 2011.

The aggregate identified cost on a tax basis is $18,318,477, resulting in gross unrealized appreciation and depreciation of $960,998 and $768,378, respectively, or net unrealized appreciation of $192,620.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

R) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee, computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds, except Putnam Money Market Liquidity Fund or any other Putnam funds that do not charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion,
0.445%	of any excess thereafter.

Effective June 16, 2011, Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through June 30, 2012, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.75% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $1,761 as a result of this limit

Putnam Management has also contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets, that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $63,944 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $16 under the expense offset arrangements and by $174 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $12, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% (effective June 16, 2011 this rate was reduced from 0.75%) of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,734 and no monies from the sale of class A and class M shares, respectively, and received $836 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $8,022,296 and $9,064,670, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $423,817 and $266,737, respectively.

	Written swap option	Written swap option
	contract amounts	premiums received

Written options outstanding at the
beginning of the reporting period	$3,163,000	$200,741

Options opened	—	—

Options exercised	(3,163,000)	(200,741)

Options expired	—	—

Options closed	—	—

Written options outstanding at the
end of the reporting period	$—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/11		Year ended 2/28/11

Class A	Shares	Amount	Shares	Amount

Shares sold	538,908	$5,322,006	640,302	$5,959,082

Shares issued in connection with
reinvestment of distributions	13,606	131,294	34,255	317,911

	552,514	5,453,300	674,557	6,276,993

Shares repurchased	(626,330)	(6,072,022)	(738,833)	(6,890,320)

Net decrease	(73,816)	$(618,722)	(64,276)	$(613,327)

	Six months ended 8/31/11		Year ended 2/28/11

Class B	Shares	Amount	Shares	Amount

Shares sold	9,685	$93,741	67,920	$630,470

Shares issued in connection with
reinvestment of distributions	669	6,423	1,745	16,156

	10,354	100,164	69,665	646,626

Shares repurchased	(20,546)	(197,928)	(42,630)	(394,433)

Net increase (decrease)	(10,192)	$(97,764)	27,035	$252,193

	Six months ended 8/31/11		Year ended 2/28/11

Class C	Shares	Amount	Shares	Amount

Shares sold	88,575	$873,820	68,915	$641,967

Shares issued in connection with
reinvestment of distributions	1,805	17,380	5,367	49,619

	90,380	891,200	74,282	691,586

Shares repurchased	(130,846)	(1,267,135)	(81,264)	(749,222)

Net decrease	(40,466)	$(375,935)	(6,982)	$(57,636)

	Six months ended 8/31/11		Year ended 2/28/11

Class M	Shares	Amount	Shares	Amount

Shares sold	773	$7,495	11,932	$116,085

Shares issued in connection with
reinvestment of distributions	371	3,565	867	8,031

	1,144	11,060	12,799	124,116

Shares repurchased	(2,511)	(24,214)	(10,321)	(96,609)

Net increase (decrease)	(1,367)	$(13,154)	2,478	$27,507

	Six months ended 8/31/11		Year ended 2/28/11

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	1	11	3	28

	1	11	3	28

Shares repurchased	—	—	—	—

Net increase	1	$11	3	$28

	Six months ended 8/31/11		Year ended 2/28/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	5,312	$51,650	41,982	$386,407

Shares issued in connection with
reinvestment of distributions	955	9,218	2,580	23,992

	6,267	60,868	44,562	410,399

Shares repurchased	(25,176)	(246,808)	(48,961)	(464,800)

Net decrease	(18,909)	$(185,940)	(4,399)	$(54,401)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

			Value at the end of the
	Shares owned	Percentage of ownership	reporting period

Class M	124	0.28%	$1,151

Class R	126	100.00	1,170

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Derivatives not accounted	Statement		Statement
for as hedging instruments	of assets and		of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$183,140	Payables	$88,019

Foreign exchange
contracts	Receivables	91,734	Payables	95,094

			Payables,
			Net assets —
			Unrealized
			appreciation/
Equity contracts	Investments	1,523	(depreciation)	38,708*

Interest rate contracts	Receivables	111,563	Payables	341,655

Total		$387,960		$563,476

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as		Forward
hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$(1,610)	$(1,610)

Foreign exchange contracts	—	(9,260)	—	$(9,260)

Equity contracts	(100,395)	—	—	$(100,395)

Interest rate contracts	127,740	—	(46,863)	$80,877

Total	$27,345	$(9,260)	$(48,473)	$(30,388)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants†	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(92,493)	$(92,493)

Foreign exchange
contracts	—	—	—	10,394	—	$10,394

Equity contracts	—	—	38,047	—	—	$38,047

Interest rate contracts	(79,854)	—	(30,278)	—	(78,881)	$(189,013)

Total	$(79,854)	$—	$7,769	$10,394	$(171,374)	$(233,065)

† For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,695 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $15,789,867 and $15,547,868, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Transactions with affiliated issuers

Transactions during the reporting period with companies in which the fund owned at least 5% of the voting securities were as follows:

Market
	Market value				Capital	value
	at beginning			Income	gain	at end of
	of reporting	Purchase	Sale	distri-	distri-	reporting
Affiliates	period	cost	proceeds	butions	butions	period

Putnam Absolute Return
700 Fund (Class Y)	$—	$2,008,697	$119,424	$—	$—	$1,816,566

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Robert R. Leveille
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	John A. Hill	Chief Compliance Officer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Kenneth R. Leibler	Mark C. Trenchard
	Robert E. Patterson	Vice President and
Investment Sub-Manager	George Putnam, III	BSA Compliance Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	Robert T. Burns
London, England SW1A 1LD		Vice President and
	Officers	Chief Legal Officer
Investment Sub-Advisor	Robert L. Reynolds
The Putnam Advisory	President	James P. Pappas
Company, LLC		Vice President
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Judith Cohen
	Principal Executive	Vice President, Clerk and
Marketing Services	Officer, Treasurer and	Assistant Treasurer
Putnam Retail Management	Compliance Liaison
One Post Office Square		Michael Higgins
Boston, MA 02109	Steven D. Krichmar	Vice President, Senior Associate
	Vice President and	Treasurer and Assistant Clerk
Custodian	Principal Financial Officer
State Street Bank		Nancy E. Florek
and Trust Company	Janet C. Smith	Vice President, Assistant Clerk,
	Vice President, Assistant	Assistant Treasurer and
Legal Counsel	Treasurer and Principal	Proxy Manager
Ropes & Gray LLP	Accounting Officer
Susan G. Malloy
Trustees	Beth S. Mazor	Vice President and
Jameson A. Baxter, Chair	Vice President	Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann

This report is for the information of shareholders of Putnam Retirement Income Fund Lifestyle 3. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA103
269887 10/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 27, 2011